UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant ☐

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TRACON Pharmaceuticals, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held June 1, 2016

This year’s Annual Meeting of Stockholders of TRACON Pharmaceuticals, Inc. (the “Company” or “TRACON”) will be held on June 1, 2016, at 8:00 AM Pacific time at the Company’s corporate headquarters located at 8910 University Center Lane, Suite 700, San Diego, California 92122 for the following purposes, each as more fully described in the accompanying Proxy Statement:

1.  To elect one “Class I” Director named herein to hold office until the Company’s 2019 Annual Meeting of Stockholders and until his successor is elected and qualified;

2.  To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016; and

3.    To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

These items of business are more fully described in the Proxy Statement accompanying this notice.

Only stockholders of record at the close of business on April 8, 2016 will be entitled to notice of, and to vote at, the Company’s Annual Meeting and at any adjournments or postponements thereof. Such stockholders are cordially invited to attend the Company’s Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Stockholders’ Meeting to Be Held on June 1, 2016 at 8:00 a.m. local time at the Company’s corporate headquarters located at 8910 University Center Lane, Suite 700, San Diego, California 92122.

The proxy statement and annual report to stockholders are available at https://materials.proxyvote.com/89237H.

BY ORDER OF THE BOARD OF DIRECTORS

Dr. Charles P. Theuer, M.D., Ph.D.
President and Chief Executive Officer

San Diego, California

April 21, 2016

YOUR VOTE IS IMPORTANT!

ALL STOCKHOLDERS ARE INVITED TO ATTEND THE TRACON PHARMACEUTICALS, INC. ANNUAL MEETING OF STOCKHOLDERS IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, WE ENCOURAGE YOU TO READ THIS PROXY STATEMENT AND SUBMIT YOUR PROXY OR VOTING INSTRUCTIONS AS SOON AS POSSIBLE. FOR SPECIFIC INSTRUCTIONS ON HOW TO VOTE YOUR SHARES, PLEASE REFER TO THE INSTRUCTIONS ON THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS (THE “NOTICE”) YOU RECEIVED IN THE MAIL, THE QUESTION “HOW DO I VOTE?”, OR, IF YOU REQUESTED PRINTED PROXY MATERIALS, YOUR ENCLOSED PROXY CARD. THIS WILL ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO EVEN IF YOU HAVE PREVIOUSLY SUBMITTED YOUR PROXY OR VOTING INSTRUCTIONS.

TRACON Pharmaceuticals, Inc.

8910 University Center Lane

Suite 700

San Diego, CA 92122

(858) 550-0780

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 1, 2016

The accompanying proxy is being solicited by the Board of Directors (the “Board”) of TRACON Pharmaceuticals, Inc. (the “Company”, “TRACON”, “we”, “our” or “us”) and contains information related to the Company’s Annual Meeting of Stockholders (the “Annual Meeting”). The Annual Meeting will be held at 8:00 AM local time at the Company’s corporate headquarters located at 8910 University Center Lane, Suite 700, San Diego, California 92122, or any adjournments or postponements thereof, for the purposes described in the accompanying Notice of Annual Meeting. The Board has made these proxy materials available to you on the internet, or, upon your request, has delivered printed proxy materials to you, in connection with the solicitation of proxies by the Board for use at the Annual Meeting. This Proxy Statement was filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 21, 2016, which is also the approximate date on which this Proxy Statement and the accompanying proxy were first sent or made available to stockholders.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

1.                                             What is the purpose of the Annual Meeting?

You will be voting on each of the following items of business: (i) the election of one “Class I” Director named herein for a term expiring in 2019; (ii) the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016; and (iii) any other business that may properly come before the Annual Meeting.

2.                                             Who is soliciting the proxies?

The Board is soliciting the proxies for the Annual Meeting.

3.                                             Why did I receive a notice in the mail regarding the internet availability of proxy materials instead of a full set of proxy materials?

In accordance with rules adopted by the SEC, we may furnish proxy materials, including this Proxy Statement and our Annual Report on Form 10-K for fiscal year 2015 (the “2015 Annual Report”), to our stockholders by providing access to such documents on the internet instead of mailing printed copies. Accordingly, the Notice is being mailed to holders of record and beneficial owners of our common stock because the Board is soliciting your proxy to vote at the Annual Meeting. Stockholders will not receive printed copies of the proxy materials unless they request them. Instead, the Notice (or a similar notice sent to you by your broker) will instruct you as to how you may access and review all of the proxy materials on the internet as well as how you may submit your proxy on the internet. If you would like to receive a paper or email copy of our proxy materials, you should follow the instructions for requesting such materials in the Notice. We intend to mail the Notice on or about April 21, 2016 to all stockholders of record entitled to vote at the Annual Meeting.  Please note that, while our proxy materials are available at the website referenced in the Notice, no other information contained on the website is incorporated by reference in or considered to be a part of this document.

4.                                             Will I receive any other proxy materials by mail?

We may send you a proxy card, along with a second Notice, on or after May 1, 2016.

5.                                             How do I get electronic access to the proxy materials?

The Notice will provide you with instructions regarding how to:

•                  view our proxy materials for the Annual Meeting on the internet; and

•                  instruct us to send our future proxy materials to you electronically by e-mail.

Choosing to receive your future proxy materials by e-mail will save us the cost of printing and mailing documents to you and will reduce the impact of printing and mailing these materials on the environment. If you choose to receive future proxy materials by e-mail, you will receive an e-mail next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by e-mail will remain in effect until you terminate it.

6.                                             Who is entitled to vote?

Only holders of record of outstanding shares of the Company’s common stock at the close of business on the Record Date, April 8, 2016, are entitled to notice of and to vote at the Annual Meeting. At the close of business on the Record Date, there were 12,185,242 shares of our common stock outstanding. Each share of common stock is entitled to one vote.

In accordance with Delaware law, a list of stockholders entitled to vote at the Annual Meeting will be available both (i) at the Annual Meeting and for 10 days prior to the Annual Meeting, Monday through Friday between the hours of 9:00 AM and 4:00 PM local time at our corporate headquarters located at 8910 University Center Lane, Suite 700, San Diego, California 92122. If, on the Record Date, April 8, 2016, your shares were registered directly in your name with the Company’s transfer agent, American Stock Transfer N.A., then you are a “stockholder of record.” As a stockholder of record, you may vote in person at the Annual Meeting (subject to the satisfying the admission criteria) or vote by proxy for the matters before our stockholders as described in this Proxy Statement. Whether or not you plan to attend the Annual Meeting, we urge you to vote by internet or telephone or, if you received a proxy card by mail, to promptly fill out and return the proxy card to ensure your vote is counted.  If you are a stockholder of record and do not vote by completing your proxy card, by telephone, through the internet or in person at the Annual Meeting, your shares will not be voted.

7.                                             What does it mean to beneficially own shares in “street name”?

If, on April 8, 2016, your shares were held in an account at a broker, bank, trust, or other agent (we will refer to those organizations collectively as “broker”), then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that broker. The broker holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to direct your broker on how to vote the shares in your account and you are invited to attend the Annual Meeting; however, since you are not a stockholder of record, you may not vote your shares in person at the Annual Meeting for the matters before our stockholders as described in this Proxy Statement unless you request and obtain a valid legal proxy from your broker giving you the right to vote the shares at the meeting.

If you hold your shares in “street name” and do not provide voting instructions to your broker, your shares will not be voted on any proposals on which your broker does not have discretionary authority to vote (a “broker non-vote”). Under the rules that govern brokers, brokers have the discretion to vote on routine matters, but not on non-routine matters. The ratification of the appointment of the Company’s independent registered public accounting firm is a matter considered routine under applicable rules. The election of Directors is a non-routine matter.

8.                                             How do I vote?

If you are a stockholder with shares registered in your name, you may vote for the matters before our stockholders as described in this Proxy Statement by one of the following methods:

•                           Vote via the Internet.  Go to the web address www.proxyvote.com and follow the instructions for internet voting. You will be asked to provide the company number and control number from the Notice. If you vote via the internet, you should be aware that there may be incidental costs associated with electronic access, such as your usage charges from your internet access providers and telephone companies, for which you will be responsible.

•                           Vote by Telephone.  Dial 1-800-690-6903 and follow the instructions for telephone voting. You will be asked to provide the company number and control number from the Notice.

•                           Vote by Proxy Card Mailed to You.  If you do not wish to vote via the internet or by telephone, you may request printed materials, which will include a proxy card.  After receiving the printed materials, please complete, sign, date and mail the proxy card in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.  If you vote via the internet or by telephone, please do not mail a proxy card.

•                           Vote In Person.  Come to the annual meeting and we will give you a ballot when you arrive.

The internet and telephone voting procedures are designed to authenticate your identity and to allow you to vote your shares for the matters before our stockholders as described in this Proxy Statement and confirm that your voting instructions have been properly recorded.

If your shares are held by a broker (typically referred to as being held in “street name”), you should have received a Notice containing voting instructions from that organization rather than from the Company. Simply follow the voting instructions provided by your broker to ensure that your vote is counted.  Your broker may vote your shares on the proposal to ratify our independent auditors, but will not be permitted to vote your shares with respect to the other proposals before our stockholders as described in this Proxy Statement unless you provide instructions to your broker as to how to vote your shares for such other proposals.

Once you have given your proxy vote for the matters before our stockholders as described in this Proxy Statement, you may revoke it at any time prior to the time it is voted, by delivering to the Secretary of the Company at the Company’s principal executive offices either a written document revoking the proxy or a duly executed proxy with a later date, or by attending the Annual Meeting and voting in person. Merely attending the Annual Meeting will not, by itself, revoke a proxy. Please note, however, that your shares are held of record by a broker, bank or other nominee, and, if you wish to vote at the Annual Meeting, you must obtain and bring to the Annual Meeting a proxy card issued in your name from the broker, bank or other nominee. Otherwise, you will not be permitted to vote at the Annual Meeting.

Votes submitted via the internet or by telephone for the matters before our stockholders as described in this Proxy Statement must be received by 11:59 PM Eastern Time on May 31, 2016.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

9.                                             What does it mean if I receive more than one Notice?

If you receive more than one Notice, your shares may be registered in more than one name or in different accounts.  Please follow the voting instructions on each of the Notices to ensure that all of your shares are voted.

10.                                      Can I change my vote after I submit my proxy?

Yes. If you are a stockholder of record, you may revoke a proxy at any time before it is voted at the Annual Meeting by (a) delivering a proxy revocation or another duly executed proxy bearing a later date to the Secretary of the Company at 8910 University Center Lane, Suite 700, San Diego, California 92122, or (b) attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not revoke a proxy unless you actually vote in person at the Annual Meeting. For shares you beneficially hold in street name, you may change your vote by submitting new voting instructions to your broker or other nominee following the instructions they provided, or, if you have obtained a legal proxy from your broker or other nominee giving you the right to vote your shares, by attending the Annual Meeting and voting in person.

11.                                      How are the votes counted?

The Company’s Amended and Restated Bylaws (the “Bylaws”) provide that a majority of all the outstanding shares of stock entitled to vote - whether present in person or represented by proxy - constitutes a quorum for the transaction of business at the Annual Meeting. Votes for and against, abstentions, and “broker non-votes” will be counted for purposes of determining the presence or absence of a quorum.

A “broker non-vote” occurs when your broker submits a proxy card for your shares of common stock of the Company held in street name, but does not vote on a particular proposal because the broker has not received voting instructions from you and does not have the authority to vote on that matter without instructions.

In the election of Directors and for each other item, you may vote “FOR”, “AGAINST”, or “ABSTAIN”. A vote of “ABSTAIN” with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. In the election of Directors, an abstention will not affect the outcome.  For each other item to be voted on, an abstention will have the effect of a negative vote.

If you provide specific instructions with regard to certain items, your shares will be voted as you instruct on such items. If you submit an executed proxy card and no instructions are indicated, the shares will be voted as recommended by the Board (i.e., “FOR” the Board’s nominee to the Board and “FOR” the ratification of the appointment of Ernst & Young as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016).

12.                                      What vote is needed to approve each of the proposals?

Under the Bylaws, at any meeting of stockholders for the election of Directors at which a quorum is present, each Director shall be elected by the vote of a plurality of the votes cast with respect to the Director. All other matters shall be determined by a majority of the shares present in person or by proxy, unless otherwise required by applicable law, rule or regulation or the Company’s charter documents. The specific vote required for the election of Directors and for the approval of each of the other proposals is set forth under each proposal.

13.                                      Is cumulative voting permitted for the election of Directors?

No. You may not cumulate your votes for the election of Directors.

14.                                      How do I attend the Annual Meeting?

Admission to the Annual Meeting is limited to TRACON stockholders and a member of each attending stockholder’s immediate family or their named representatives. For stockholders of record, upon your arrival at the meeting location, you will need to present identification to be admitted to the meeting. If you are a stockholder who is an individual, you will need to present government-issued identification showing your name and photograph (i.e., a driver’s license or passport), or, if you are representing an institutional investor, you will need to present government-issued photo identification and professional evidence showing your representative capacity for such entity. In each case, we will verify such documentation with our Record Date stockholder list. We reserve the right to limit the number of immediate family members or representatives who may attend the meeting. For stockholders holding shares in street name, in addition to providing identification as outlined for record holders above, you will need a valid proxy from your broker or a recent brokerage statement or letter from your broker reflecting your stock ownership as of the Record Date. Cameras and electronic recording devices are not permitted at the Annual Meeting.

15.                                      How does the Board recommend that I vote?

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE BOARD’S PROPOSED NOMINEE NAMED HEREIN FOR ELECTION TO THE BOARD AND “FOR” THE RATIFICATION OF THE APPOINTMENT BY THE AUDIT COMMITTEE OF ERNST & YOUNG LLP.

16.                                      Who pays the costs of the proxy solicitation?

The Company will pay all of the costs of soliciting proxies. In addition to solicitation by mail, officers, Directors and other stockholders of the Company may solicit proxies personally, or by telephone, without receiving additional compensation. The Company, if requested, will also pay brokers and other fiduciaries that hold shares of common stock for beneficial owners for their reasonable out-of-pocket expenses of forwarding these materials to stockholders.

17.                                      Could other matters be decided in the Annual Meeting?

As of the date of this Proxy Statement, the Company is not aware of any matters to be voted upon at the Annual Meeting other than those stated in this Proxy Statement. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

18.                                      Is it possible that the Annual Meeting may be postponed?

The meeting may be adjourned or postponed, if needed, as provided by the Bylaws and pursuant to Delaware law. Unless a new record date is fixed, your proxy will still be valid and may be voted at any adjourned or postponed meeting. You will still be able to change or revoke your proxy until it is voted at the reconvened or rescheduled meeting.

19.                                      Where can I find the voting results of the Annual Meeting?

We intend to announce the final voting results at the Annual Meeting and publish the final results in a Current Report on Form 8-K within four business days of the Annual Meeting, unless final results are unavailable in which case we will publish the preliminary results in such Current Report on Form 8-K. If final results are not filed with our Current Report on Form 8-K to be filed within four business days of the Annual Meeting, the final results will be published in an amendment to our Current Report on Form 8-K within four business days after the final voting results are known.

20.                                      How do I make a stockholder proposal or nominate an individual to serve as a Director for the fiscal year 2016 annual meeting of stockholders occurring in 2017?

The Bylaws state the procedures for a stockholder to bring a stockholder proposal or nominate an individual to serve as a Director of the Board. The Bylaws provide that advance notice of a stockholder’s proposal or nomination of an individual to serve as a Director must be delivered to the Secretary of the Company at the Company’s principal executive offices not earlier than the 120th  day prior to the anniversary of the previous year’s annual meeting of stockholders (i.e., February 1, 2017), nor later than the close of business on the 90th  day prior to the anniversary of the previous year’s annual meeting of stockholders (i.e., March 3, 2017). However, the Bylaws also provide that, in the event that the date of the annual meeting is changed by more than 30 days from the previous year’s annual meeting as specified in the Company’s notice of meeting, this advance notice must be given not earlier than the

120th day, nor later than the close of business on the later of the 90th  day, prior to the date of such annual meeting, or the 10th  day following the day on which public announcement of the date of such annual meeting is first made by the Company.

In addition to meeting the advance notice provisions mentioned above, the stockholder in its notice must provide the information required by our Bylaws to bring a stockholder proposal or nominate an individual to serve as a Director of the Board.

A copy of the full text of the provisions of the Bylaws dealing with stockholder nominations and proposals is available to stockholders from the Secretary of the Company upon written request.

Under SEC rules, stockholders who wish to submit proposals for inclusion in the proxy statement for the annual meeting of stockholders to be held in 2017 must submit such proposals so as to be received by the Company at 8910 University Center Lane, Suite 700, San Diego, California 92122, on or before December 22, 2016; provided, however, that in the event that the Company holds the annual meeting of stockholders to be held in 2017 more than 30 days before or after the one year anniversary date of the Annual Meeting, the Company will disclose the new deadline by which stockholders proposals must be received under Item 5 of our earliest possible Quarterly Report on Form 10-Q, or, if impracticable, by any means reasonably calculated to inform stockholders. In addition, stockholder proposals must otherwise comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended, or the Exchange Act. Such proposals also must comply with SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials.

********************************

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

STOCKHOLDER MEETING TO BE HELD ON JUNE 1, 2016

This Proxy Statement and the Company’s 2015 Annual Report are both available at https://materials.proxyvote.com/89237H.

PROPOSAL 1 — ELECTION OF DIRECTORS

At the Annual Meeting, one “Class I” Director (Stephen T. Worland, Ph.D.) is at the end of his previously-approved term. The Board has unanimously nominated Dr. Worland for election to the Board as a “Class I” Director to fill such seat and to hold office until the Company’s 2019 Annual Meeting of Stockholders and until his successor is elected and qualified.

Dr. Worland has indicated that he is willing and able to serve as a Director. If the Board’s nominee declines to serve or becomes unavailable for any reason, or if a vacancy on the Board occurs between annual stockholder meetings, the Nominating Committee may seek out potential candidates who meet the criteria for selection as a Board nominee and have the specific qualities or skills being sought, and one or more of such candidates may be appointed as Directors as appropriate and in accordance with the Company’s organizational documents.

The nominee for election as a “Class I” Director will be elected by a plurality of the votes cast with respect to such Director, meaning that the nominee receiving the most “FOR” votes will be elected. Therefore, abstentions and broker non-votes will have no effect on the election of Directors. Stockholders do not have cumulative voting rights in the election of Directors.

NOMINEE

Pursuant to duly authorized action under our Bylaws, the authorized number of members of the Board has been set at eight. The Board currently has six directors and two vacancies which are expected to remain open after the Annual Meeting. With regard to such vacancies, the Nominating and Corporate Governance Committee of the Board (the “Nominating Committee”) may seek out potential candidates who meet the criteria for selection as a Board nominee and have the specific qualities or skills being sought, and one or more of such candidates may be appointed as Directors as appropriate and in accordance with the Company’s organizational documents. The following individual has been nominated to continue to serve on the Board after the Annual Meeting:

Stephen T. Worland

Dr. Worland has served as a member of our Board since February 2015. Since May 2012, Dr. Worland has served as the President and Chief Executive Officer and a director of eFFECTOR Therapeutics, Inc., a company focused on new treatments for cancer. Dr. Worland was President and Chief Executive Officer and a director of Anadys Pharmaceuticals, Inc., a biopharmaceutical company which discovered and developed treatments for Hepatitis C and cancer, from August 2007 until the company’s acquisition by Roche in November 2011. Dr. Worland joined Anadys in 2001 and served in a number of executive roles prior to being named Chief Executive Officer, including President, Pharmaceuticals, and Chief Scientific Officer. Dr. Worland began his healthcare industry career in 1988 at Agouron Pharmaceuticals, Inc. and remained with the company through its successful commercialization of an HIV protease inhibitor and successive acquisitions by Warner-Lambert and Pfizer. During this period, Dr. Worland held a number of positions, including Vice President, Antiviral Research and Director, Molecular Biology and Biochemistry. Dr. Worland was a National Institutes of Health Postdoctoral Fellow in Molecular Biology at Harvard University from 1985 to 1988. Dr. Worland received his B.S. with highest honors in Biological Chemistry from the University of Michigan and his Ph.D. in Chemistry from the University of California, Berkeley.  Our board of directors believes that Dr. Worland’s experience as an executive officer of a public company in the biotechnology and pharmaceuticals industries, his educational background and his experience as a public company director provide him with the qualifications and skills to serve on our board of directors.

THE BOARD RECOMMENDS A VOTE “FOR” THE ELECTION OF

STEPHEN T. WORLAND, PH.D., AS A “CLASS I” DIRECTOR.

GOVERNANCE

BOARD OF DIRECTORS

The name, age and certain other information of each member of the Board, as of April 8, 2016 (the Record Date for our Annual Meeting), is set forth below.

		Committee Memberships
Name	Age	Audit	Compensation	Nominating & Corporate Governance	Term Expires on Annual Meeting held in the Year	Director Class
Charles P. Theuer, M.D., Ph.D.	52				2018	III
William R. LaRue	65	C	X		2018	III
Martin A. Mattingly, Pharm.D.	58		X	X	2017	II
J. Rainer Twiford, J.D., Ph.D.	63		C		2017	II
Paul Walker	41	X		C	2018	III
Stephen T. Worland, Ph.D.	58	X		X	2016	I

C = Chair                      X = Member

CONTINUING DIRECTORS

Charles P. Theuer, M.D., Ph.D.

Dr. Theuer has served as our President, Chief Executive Officer and a member of our board of directors since July 2006. From 2004 to 2006, Dr. Theuer was the Chief Medical Officer and Vice President of Clinical Development at TargeGen, Inc., a biotechnology company. Prior to joining TargeGen, Inc., Dr. Theuer was Director of Clinical Oncology at Pfizer, Inc., a pharmaceutical corporation, from 2003 to 2004. Dr. Theuer has also held senior positions at IDEC Pharmaceuticals Corp. from 2002 to 2003 and at the National Cancer Institute from 1991 to 1993. In addition, he has held academic positions at the University of California, Irvine, where he was Assistant Professor in the Division of Surgical Oncology and Department of Medicine. Dr. Theuer received a B.S. from the Massachusetts Institute of Technology, an M.D. from the University of California, San Francisco, and a Ph.D. from the University of California, Irvine. He completed a general surgery residency program at Harbor-UCLA Medical Center and was board certified in general surgery in 1997. Dr. Theuer currently serves as a director at 4D Molecular Therapeutics, a position he has held since January 2016.

Our board of directors believes Dr. Theuer’s expertise and experience in the biotechnology industry, his medical training and his experience with our company provide him with the qualifications and skills to serve on our board of directors.

William R. LaRue

Mr. LaRue has served as a member of our board of directors since July 2014. He served as the Chief Financial Officer, Senior Vice President and Treasurer at Cadence Pharmaceuticals, Inc., a biopharmaceutical company, from June 2006 until its acquisition by Mallinckrodt plc in March 2014, and from April 2007 to March 2014, he served as the Assistant Secretary at Cadence. Prior to joining Cadence, Mr. LaRue was the Senior Vice President and Chief Financial Officer of Micromet, Inc. (formerly CancerVax Corporation), a biotechnology company, from 2001 to 2006. From 2000 to 2001, Mr. LaRue served as the Executive Vice President and Chief Financial Officer of eHelp Corporation, a provider of user assistance software. Previously, he was the Vice President and Treasurer of Safeskin Corporation, a medical device company, from 1997 to 2000 and the Treasurer of GDE Systems, Inc., a high technology electronic systems company from 1993 to 1997. Mr. LaRue currently serves on the board of directors of Applied Proteomics, Inc., a developer of protein-based molecular diagnostics, a position he has held since July 2015. Mr. LaRue received a B.S. in business administration and an M.B.A. from the University of Southern California.

Our board of directors believes that Mr. LaRue’s extensive experience in finance, his experience as an executive officer of a public company in our industry and his educational background provide him with the qualifications and skills to serve on our board of directors.

Martin A. Mattingly, Pharm.D.

Dr. Mattingly has served as a member of our board of directors since December 2014. Dr. Mattingly has been a member of Tech Coast Angels, an investment group, since August 2012. Previously, Dr. Mattingly served as the Chief Executive Officer of Trimeris, Inc., a biopharmaceutical company, from November 2007 until January 2012 following its merger with Synageva BioPharma Corp in November 2011. He also served on the board of directors of Trimeris, Inc. from November 2007 until November 2011. He has been a director of OncoGenex Pharmaceuticals, Inc., a biopharmaceutical company, since June 2010. From

2005 to 2007, Dr. Mattingly served as President and Chief Executive Officer of Ambrx, Inc., a biopharmaceutical company. From 2003 to 2005, Dr. Mattingly served as Executive Vice President of CancerVax, Inc., a pharmaceutical company, and as Chief Operating Officer from June 2005 to September 2005. From 1996 to 2003, Dr. Mattingly provided senior leadership in various management positions at Agouron Pharmaceuticals, Inc. and Pfizer, Inc., a pharmaceutical company. From 1983 to 1996, Dr. Mattingly held various positions in oncology marketing and sales management at Eli Lilly and Company, a biopharmaceutical company. Dr. Mattingly received a Doctor of Pharmacy degree from the University of Kentucky.

Our board of directors believes that Dr. Mattingly’s experience in the biotechnology and pharmaceuticals industries, his educational background and his experience as a public company director provide him with the qualifications and skills to serve on our board of directors.

J. Rainer Twiford, J.D., Ph.D.

Dr. Twiford has served as a member of our board of directors since September 2008. Dr. Twiford has been President of Brookline Investments, Inc. (formerly Capital Strategies Advisors, Inc.), an investment advisory company he founded in 1994, since 1999. Dr. Twiford has been a member of the board of directors of Integrated Photonics, Inc., an optical device company, since November 1999. Prior to founding Brookline Partners, Dr. Twiford was a partner of Trammell Crow Company, a real estate development and investment company, from 1987 to 1991. From June 2007 to July 2013, Dr. Twiford was a member of the board of directors of Care Investment Trust Inc. (now Tiptree Financial Inc.), a real estate investment company. He also served as the Chairman of the Compensation, Nominating and Governance Committee of Care Investment Trust Inc. from September 2011 to July 2013. In addition, Dr. Twiford previously served on the board of a children’s behavioral health company. Dr. Twiford received a B.A. and a Ph.D. from the University of Mississippi, an M.A. from the University of Akron and a J.D. from the University of Virginia.

Our board of directors believes that Dr. Twiford’s extensive experience in finance, his experience as a public company director and his educational background provide him with the qualifications and skills to serve on our board of directors.

Paul Walker

Mr. Walker has served on our board of directors since September 2014. Mr. Walker has been a partner of New Enterprise Associates, an investment firm focused on venture capital and growth equity investments, since April 2008, where Mr. Walker focuses on later-stage biotechnology and life sciences investments. From January 2001 to March 2008, Mr. Walker worked at MPM Capital, a life sciences venture capital firm, where he specialized in public, PIPE and mezzanine-stage life sciences investing as a general partner with the MPM BioEquities Fund. From July 1996 to December 2000, Mr. Walker served as a portfolio manager at Franklin Resources, Inc., a global investment management organization known as Franklin Templeton Investments. Mr. Walker was a member of the board of directors of TESARO, Inc., an oncology-focused biopharmaceutical company, from May 2010 to May 2014, and is a board observer of Sunesis Pharmaceuticals, Inc. and Interleuken Genetics, Inc., and manages a number of NEA’s other late-stage and public investments. Mr. Walker received a B.S. in biochemistry and cell biology from the University of California at San Diego and holds the Chartered Financial Analyst designation.

Our board of directors believes that Mr. Walker’s experience in the life sciences and venture capital industries, his educational background and his experience as a public company director provide him with the qualifications and skills to serve on our board of directors.

There are no family relationships among any of the Company’s Directors or executive officers.

INFORMATION REGARDING THE BOARD OF DIRECTORS, NOMINATIONS

AND CORPORATE GOVERNANCE

Board Composition and Independence

Our business and affairs are organized under the direction of our board of directors, which currently consists of six members. The primary responsibilities of our board of directors are to provide oversight, strategic guidance, counseling and direction to our management. Our board of directors meets on a regular basis and additionally as required.

Two of our six current directors were elected to serve on our board of directors pursuant to an amended and restated voting agreement, dated September 19, 2014, by and among us and certain of our stockholders. Pursuant to the voting agreement, Mr. LaRue and Mr. Walker were selected to serve on our board of directors as representatives of our preferred stockholders, as designated by the holders of a majority of our outstanding preferred stock with respect to Mr. LaRue, and by New Enterprise Associates 14, L.P. with respect to Mr. Walker. Dr. Theuer was selected to serve on our board of directors as the director then serving as our Chief Executive Officer. The amended and restated voting agreement terminated in connection with the closing of our initial public offering, and each director previously elected to our board of directors pursuant to the amended and restated voting agreement will continue to serve as a director until his successor is duly elected and qualified.

Our board of directors has determined that all of our directors, except Dr. Theuer, are independent directors, as defined by Rule 5605(a)(2) of the NASDAQ Listing Rules.

Our board of directors is divided into three classes, as follows:

•                  Class I, which consists of Dr. Worland, whose term will expire at the Annual Meeting;

•                  Class II, which consists of Dr. Mattingly and Dr. Twiford, whose terms will expire at our annual meeting of stockholders to be held in 2017; and

•                  Class III, which consists of Mr. LaRue, Dr. Theuer and Mr. Walker, whose terms will expire at our annual meeting of stockholders to be held in 2018.

At each annual meeting of stockholders, the successors to directors whose terms then expire will serve until the third annual meeting following their election and until their successors are duly elected and qualified. The authorized size of our board of directors is currently eight members. The authorized number of directors may be changed only by resolution by a majority of the board of directors. This classification of the board of directors may have the effect of delaying or preventing changes in our control or management. Our directors may be removed for cause by the affirmative vote of the holders of at least 66 2/3% of our voting stock.

Role of the Board in Risk Oversight

One of the key functions of our board of directors is informed oversight of our risk management process. Our board of directors does not have a standing risk management committee, but rather administers this oversight function directly through the board of directors as a whole, as well as through various standing committees of our board of directors that address risks inherent in their respective areas of oversight. In particular, our board of directors is responsible for monitoring and assessing strategic risk exposure and our audit committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The audit committee also monitors compliance with legal and regulatory requirements. Our nominating and corporate governance committee monitors the effectiveness of our corporate governance practices, including whether they are successful in preventing illegal or improper liability-creating conduct. Our compensation committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking.

Board Committees

Our board of directors has established an audit committee, a compensation committee and a nominating and corporate governance committee.

Audit Committee

Our audit committee consists of Mr. LaRue, Mr. Walker and Dr. Worland. Our board of directors has determined that each of the members of this committee satisfies the NASDAQ Stock Market independence requirements. Each member of our audit committee can read and understand fundamental financial statements in accordance with NASDAQ audit committee requirements. In arriving at this determination, the board has examined each audit committee member’s scope of experience and the nature of their prior and/or current employment.

Mr. LaRue serves as the chair of our audit committee. Our board of directors has determined that Mr. LaRue qualifies as an audit committee financial expert within the meaning of SEC regulations and meets the financial sophistication requirements of the NASDAQ Listing Rules. In making this determination, our board has considered Mr. LaRue’s formal education and previous and current experience in financial roles. Both our independent registered public accounting firm and management periodically meet privately with our audit committee.

The functions of this committee include, among other things:

•      evaluating the performance, independence and qualifications of our independent auditors and determining whether to retain our existing independent auditors or engage new independent auditors;

•                  reviewing and approving the engagement of our independent auditors to perform audit services and any permissible non-audit services;

•                  monitoring the rotation of partners of our independent auditors on our engagement team as required by law;

•      prior to engagement of any independent auditor, and at least annually thereafter, reviewing relationships that may reasonably be thought to bear on their independence, and assessing and otherwise taking the appropriate action to oversee the independence of our independent auditor;

•      reviewing our annual and quarterly financial statements and reports, including the disclosures contained under the caption “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and discussing the statements and reports with our independent auditors and management;

•                  reviewing with our independent auditors and management significant issues that arise regarding accounting principles and financial statement presentation and matters concerning the scope, adequacy and effectiveness of our financial controls;

•                  reviewing with management and our auditors any earnings announcements and other public announcements regarding material developments;

•                  establishing procedures for the receipt, retention and treatment of complaints received by us regarding financial controls, accounting or auditing matters and other matters;

•                  preparing the report that the SEC requires in our annual proxy statement;

•                  reviewing and providing oversight of any related-person transactions in accordance with our related person transaction policy and reviewing and monitoring compliance with legal and regulatory responsibilities, including our code of business conduct and ethics;

•                  reviewing our major financial risk exposures, including the guidelines and policies to govern the process by which risk assessment and risk management is implemented;

•                  reviewing on a periodic basis our investment policy; and

•                  reviewing and evaluating on an annual basis the performance of the audit committee and the audit committee charter.

The audit committee has adopted a written charter that is available to stockholders on the Company’s website at www.traconpharma.com. The information on our website is not incorporated by reference into this Proxy Statement.

Compensation Committee

Our compensation committee consists of Dr. Twiford, Mr. LaRue and Dr. Mattingly. Dr. Twiford serves as the chair of our compensation committee. Our board of directors has determined that each of the members of our compensation committee is a non-employee director, as defined in Rule 16b-3 promulgated under the Exchange Act, is an outside director, as defined pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended, and satisfies the NASDAQ Stock Market independence requirements. The functions of this committee include, among other things:

•                  reviewing, modifying and approving (or if it deems appropriate, making recommendations to the full board of directors regarding) our overall compensation strategy and policies;

•                  making recommendations to the full board of directors regarding the compensation and other terms of employment of our executive officers;

•      reviewing and making recommendations to the full board of directors regarding performance goals and objectives relevant to the compensation of our executive officers and assessing their performance against these goals and objectives;

•                  reviewing and approving (or if it deems it appropriate, making recommendations to the full board of directors regarding) the equity incentive plans, compensation plans and similar programs advisable for us, as well as modifying, amending or terminating existing plans and programs;

•                  evaluating risks associated with our compensation policies and practices and assessing whether risks arising from our compensation policies and practices for our employees are reasonably likely to have a material adverse effect on us;

•                  reviewing and making recommendations to the full board of directors regarding the type and amount of compensation to be paid or awarded to our non-employee board members;

•                  establishing policies with respect to votes by our stockholders to approve executive compensation to the extent required by Section 14A of the Exchange Act and, if applicable, determining our recommendations regarding the frequency of advisory votes on executive compensation;

•                  reviewing and assessing the independence of compensation consultants, legal counsel and other advisors as required by Section 10C of the Exchange Act;

•                  administering our equity incentive plans;

•                  establishing policies with respect to equity compensation arrangements;

•      reviewing the competitiveness of our executive compensation programs and evaluating the effectiveness of our compensation policy and strategy in achieving expected benefits to us;

•      reviewing and making recommendations to the full board of directors regarding the terms of any employment agreements, severance arrangements, change in control protections and any other compensatory arrangements for our executive officers;

•                  reviewing with management and approving our disclosures under the caption “Compensation Discussion and Analysis” in our periodic reports or proxy statements to be filed with the SEC, to the extent such caption is included in any such report or proxy statement;

•                  preparing the report that the SEC requires in our annual proxy statement; and

•      reviewing and evaluating on an annual basis the performance of the compensation committee and the compensation committee charter.

Compensation Committee Processes and Procedures

Typically, our compensation committee meets at least quarterly and with greater frequency if necessary. The agenda for each meeting is usually developed by the Chair of the compensation committee, in consultation with our Chief Executive Officer. Our compensation committee meets regularly in executive session. However, from time to time, various members of management and other employees as well as outside advisors or consultants may be invited by the compensation committee to make presentations, to provide financial or other background information or advice or to otherwise participate in compensation committee meetings. Our Chief Executive Officer may not participate in, or be present during, any deliberations or determinations of the compensation committee regarding his compensation. The charter of our compensation committee grants the compensation committee full access to all of our books, records, facilities and personnel, as well as authority to obtain, at our expense, advice and assistance from internal and external legal, accounting or other advisors and consultants and other external resources that the compensation committee considers necessary or appropriate in the performance of its duties. In particular, the compensation committee has the sole authority to retain compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms.

Under its charter, our compensation committee may form, and delegate authority to, subcommittees as appropriate. In 2015, the compensation committee approved the formation of a CEO stock option sub-committee of the compensation committee, currently composed of Dr. Theuer, our Chief Executive Officer, to which authority has been delegated to grant, without any further action required by the compensation committee, stock options and restricted stock units, or RSUs, to employees who are not our officers. The purpose of this delegation of authority is to enhance the flexibility of equity award administration and to facilitate the timely grant of equity awards to non-management employees, particularly new employees, within specified limits approved by our compensation committee. In particular, the subcommittee may grant options or RSUs only within pre-approved guidelines. Typically, as part of its oversight function, our compensation committee will review on a regular basis the list of grants made by the subcommittee. During the year ended December 31, 2015, the subcommittee exercised its authority to grant options to purchase shares of our common stock to non-officer employees.

Historically, our compensation committee has made most of the significant adjustments to annual compensation, determined bonus and equity awards and established new performance objectives at one or more meetings held toward the end of the year or the beginning of the following year. However, the compensation committee also considers matters related to individual compensation, such as compensation for new executive hires, as well as high-level strategic issues, such as the efficacy of our compensation strategy, potential modifications to that strategy and new trends, plans or approaches to compensation, at various meetings throughout the year. Generally, our compensation committee’s process comprises two related elements: the determination of compensation levels (including bonus amounts based upon performance objectives for the prior year) and the establishment of performance objectives for the current year. For executives other than the Chief Executive Officer, the compensation committee solicits and considers evaluations and recommendations submitted to it by the Chief Executive Officer. In the case of our Chief Executive Officer, the evaluation of his performance is conducted by the compensation committee, which determines any adjustments to his compensation as well as awards to be granted. For all executives and directors as part of its deliberations, the compensation committee may review and consider, as appropriate, materials such as financial reports and projections, operational data, tax and accounting information, tally sheets that set forth the total compensation that may become payable to executives in various hypothetical scenarios, executive and director stock ownership information, company stock performance data, analyses of historical executive compensation levels and current Company-wide compensation levels and analyses of executive and director compensation paid at other companies.

The compensation committee has adopted a written charter that is available to stockholders on the Company’s website at www.traconpharma.com.  The information on our website is not incorporated by reference into this Proxy Statement.

Compensation Committee Interlocks and Insider Participation

None of the members of our Compensation Committee has ever been an executive officer or employee of ours. None of our executive officers currently serves, or has served during the last completed fiscal year, on the compensation committee or board of directors of any other entity that has one or more executive officers serving as a member of our board of directors or compensation committee.

Nominating and Corporate Governance Committee

Our nominating and corporate governance committee consists of Mr. Walker, Dr. Mattingly and Dr. Worland. Our board of directors has determined that each of the members of this committee satisfies the NASDAQ Stock Market independence requirements. Mr. Walker serves as the chair of our nominating and corporate governance committee. The functions of this committee include, among other things:

•                  identifying, reviewing and evaluating candidates to serve on our board of directors;

•                  determining the minimum qualifications for service on our board of directors;

•                  evaluating director performance on the board and applicable committees of the board and determining whether continued service on our board is appropriate;

•                  evaluating, nominating and recommending individuals for membership on our board of directors;

•                  evaluating nominations by stockholders of candidates for election to our board of directors;

•                  considering and assessing the independence of members of our board of directors;

•      developing a set of corporate governance policies and principles and recommending to our board of directors any changes to such policies and principles;

•                  considering questions of possible conflicts of interest of directors as such questions arise; and

•                  reviewing and evaluating on an annual basis the performance of the nominating and corporate governance committee and the nominating and corporate governance committee charter.

Our nominating and corporate governance committee believes that candidates for director, both individually and collectively, can and do provide the integrity, experience, judgment, commitment (including having sufficient time to devote to us and level of participation), skills, diversity and expertise appropriate for us. In assessing the directors, both individually and collectively, the nominating and corporate governance committee may consider the current needs of the Board and of us to maintain a balance of knowledge, experience and capability in various areas. However, the nominating and corporate governance committee retains the right to modify these qualifications from time to time. Candidates for director nominees are reviewed in the context of the current composition of the Board, our operating requirements and the long-term interests of stockholders. In conducting this assessment, the nominating and corporate governance committee typically considers diversity, age, skills and such other factors as it deems appropriate given the current needs of the Board and us, to maintain a balance of knowledge, experience and capability. In the case of incumbent directors whose terms of office are set to expire, the nominating and corporate governance committee reviews these directors’ overall service to us during their terms, including the number of meetings attended, level of participation, quality of performance and any other relationships and transactions that might impair the directors’ independence. In the case of new director candidates, the nominating and corporate governance committee also determines whether the nominee is independent for NASDAQ purposes, which determination is based upon applicable NASDAQ listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. The nominating and corporate governance committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The nominating and corporate governance committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board. The nominating and corporate governance committee meets to discuss and consider the candidates’ qualifications and then selects a nominee for recommendation to the Board by majority vote.

The nominating and corporate governance committee will consider director candidates recommended by stockholders. The nominating and corporate governance committee does not intend to alter the manner in which it evaluates candidates based on whether or not the candidate was recommended by a stockholder. Stockholders who wish to recommend individuals for consideration by the nominating and corporate governance committee to become nominees for election to the Board may do so by delivering a written recommendation to the nominating and corporate governance committee at the following address: 8910 University Center Lane, Suite 700, San Diego, CA, 92122, Attn: Secretary, no later than the close of business on the 90th day and no earlier than the close of business on the 120th day prior to the one year anniversary of the preceding year’s annual meeting. Submissions must include (1) the name and address of the Company stockholder on whose behalf the submission is made; (2) number of Company shares that are owned beneficially by such stockholder as of the date of the submission; (3) the full name of the proposed candidate; (4) description of the proposed candidate’s business experience for at least the previous five years; (5) complete biographical information for the proposed candidate; (6) a description of the proposed candidate’s qualifications as a director and (7) any other information required by the Company’s Bylaws. The Company may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as an independent director of the Company or that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such proposed nominee.

The Board has adopted a written nominating and corporate governance committee charter that is available to stockholders on the Company’s website at www.traconpharma.com. The information on our website is not incorporated by reference into this Proxy Statement.

Corporate Governance

Our board of directors met nine times during the year ended December 31, 2015. The audit committee met five times. The compensation committee met six times. The nominating committee did not meet as a separate committee in 2015. Each member of our board attended 75% or more of the board meetings during the year ended December 31, 2015 that were held during the period for which he or she was a director (if any). Each member of the board who served on the audit or compensation committees attended at least 75% of the respective committee meetings during the year ended December 31, 2015 that were held during the period for which he or she was a committee member.

We do not have a formal policy regarding director attendance at our annual meetings; however, we encourage directors to attend.

Section 16(a) Beneficial Ownership Reporting Compliance

Under Section 16(a) of the Exchange Act and SEC rules, our directors, executive officers and beneficial owners of more than 10% of any class of equity security are required to file periodic reports of their ownership, and changes in that ownership, with the SEC. Based solely on its review of copies of reports provided to us pursuant to Rule 16a-3(e) of the Exchange Act and representations of such reporting persons, we believe that during the year ended December 31, 2015, such SEC filing requirements were satisfied, with the exception of one late Form 4 filed on behalf of Brookline Tracon Investment Fund and Brookline Tracon Investment Fund II on December 21, 2015 (which was with respect to a transaction from July 30, 2015).

EXECUTIVE COMPENSATION

Our named executive officers for the year ended December 31, 2015, which consist of our principal executive officer and two other executive officers as of December 31, 2015, are:

•                  Charles P. Theuer, M.D., Ph.D., our President and Chief Executive Officer,

•                  Ronald L. Shazer, M.D., M.B.A., our Chief Medical Officer; and

•                  Patricia L. Bitar, CPA, our Chief Financial Officer.

Summary Compensation Table

				Non-equity
				incentive
			Option	plan	All other
		Salary	awards	compensation	compensation	Total
Name and principal position	Year	($)	($)(1)	($)(2)	($)	($)
Charles P. Theuer, M.D., Ph.D.	2015	470,000	1,400,000	206,565	10,600	2,087,165
President and Chief Executive Officer	2014	395,000	636,596	191,575	10,400	1,233,571
Ronald L. Shazer, M.D., M.B.A.(3)	2015	85,032	1,000,000	21,262	—	1,106,294
Chief Medical Officer
Patricia L. Bitar, CPA(4)	2015	302,500	500,000	75,639	10,600	888,739
Chief Financial Officer	2014	69,231	280,937	19,784	2,500	372,452

(1)     In accordance with SEC rules, this column reflects the aggregate grant date fair value of the option awards computed in accordance with FASB ASC Topic 718 for stock-based compensation transactions (ASC 718). Assumptions used in the calculation of these amounts are included in Note 6 to our consolidated financial statements included in the 2015 Annual Report. These amounts do not reflect the actual economic value that will be realized by the named executive officer upon the vesting of the stock options, the exercise of the stock options, or the sale of the common stock underlying the stock options.

(2)     Amounts shown represent annual performance-based bonuses earned for the respective fiscal year. For more information, see below under “—Annual Performance-Based Bonus Opportunity.”

(3)               Dr. Shazer was hired in October 2015.

(4)               Ms. Bitar was hired in September 2014.

Annual Base Salary

The compensation of our named executive officers is generally determined and approved by our board of directors, based on the recommendation of the compensation committee of our board of directors. The table below shows the annual base salaries for our named executive officers in 2015:

Name	2015 Base Salary ($)
Charles P. Theuer, M.D., Ph.D.	470,000
Ronald L. Shazer, M.D., M.B.A.	350,000
Patricia L. Bitar, CPA	302,500

Annual Performance-Based Bonus Opportunity

In addition to base salaries, our named executive officers are eligible to receive annual performance-based cash bonuses, which are designed to provide appropriate incentives to our executives to achieve defined annual corporate goals and to reward our executives for individual achievement towards these goals. The annual performance-based bonus each named executive officer is eligible to receive is generally based on the extent to which we achieve the corporate goals that our board of directors establishes each year. At the end of the year, our board of directors reviews our performance against each corporate goal and determines the extent to which we achieved each of our corporate goals.

For 2015, Dr. Theuer was eligible to receive a target bonus of up to 50% of his base salary and both Dr. Shazer and Ms. Bitar were eligible to receive a target bonus of up to 30% of their base salary, each pursuant to the terms of his or her employment agreement described below under “—Agreements with our Named Executive Officers.” Our board of directors will also consider each named executive officer’s individual contributions towards reaching our annual corporate goals. There is no minimum bonus percentage or amount established for the named executive officers and, as a result, the bonus amounts vary from year to year based on corporate and individual performance. In March 2015, our board of directors approved our corporate goals for 2015, with financial goals assigned a 30% weight, project-based goals assigned a 60% weight and team-based goals assigned a 10% weight.

On January 21, 2016, the board of directors, upon the recommendation of the compensation committee, determined that we had achieved 88% of the 2015 corporate goals for purposes of 2015 annual performance-based bonuses.  Based on the determination of 88% corporate goal achievement, Dr. Theuer was awarded a 2015 annual performance-based cash bonus in the amount of $206,565. Additionally, based on the Committee’s and Dr. Theuer’s assessment, Dr. Shazer and Ms. Bitar were awarded 2015 annual performance-based cash bonuses in the amounts of $21,262 and $75,639, respectively, with Dr. Shazer’s award being pro-rated due to his employment commencing in 2015.

Equity-Based Incentive Awards

Our equity-based incentive awards are designed to align our interests with those of our employees and consultants, including our named executive officers. Our board of directors is responsible for approving equity grants. In the fiscal year ending December 31, 2015, stock option awards were the only form of equity awards we granted to our named executive officers. Vesting of the stock option awards is tied to continuous service with us and serves as an additional retention measure. Our executives generally are awarded an initial new hire grant upon commencement of employment. Additional grants may occur periodically in order to specifically incentivize executives with respect to achieving certain corporate goals or to reward executives for exceptional performance.

With the exception of stock option awards granted to Dr. Theuer, described below under “—Potential Payments Upon Termination or Change in Control,” all of our outstanding stock option awards to executives as of December 31, 2015 contain a double trigger acceleration feature. Pursuant to such double trigger acceleration feature, in the event of the holder’s cessation of continuous service without cause, and not due to a death or disability, in connection with or within either 12 or 18 months following consummation of a change in control, the vesting and exercisability of the option will be accelerated in full.

Agreements with Our Named Executive Officers

Below are descriptions of our employment agreements with our named executive officers. For a discussion of the severance pay and other benefits to be provided in connection with a termination of employment and/or a change in control under the arrangements with our named executive officers, please see “—Potential Payments upon Termination or Change in Control” below.

Agreement with Dr. Theuer.  In May 2015, we entered into an employment agreement with Dr. Theuer that governs the terms of his employment with us. Pursuant to the agreement, Dr. Theuer was entitled to an annual base salary of $470,000 and is eligible to receive an annual performance bonus of up to 50% of his base salary, as determined by our board of directors. Dr. Theuer was also entitled to reimbursement of his legal expenses incurred in connection with negotiating his amended agreement (up to $2,500). Dr. Theuer is additionally entitled to certain severance benefits pursuant to his agreement, the terms of which are described below under “—Potential Payments Upon Termination or Change of Control.”

Agreement with Dr. Shazer.  We entered into a letter agreement with Dr. Shazer in September 2015 that governs the terms of his employment with us. Pursuant to the agreement, Dr. Shazer is entitled to an initial annual base salary of $350,000, is eligible to receive an annual target performance bonus of up to 30% of his base salary, as determined by our board of directors, and was granted an option to purchase an aggregate of 153,139 shares of our common stock. Dr. Shazer is additionally entitled to certain severance benefits pursuant to a severance agreement, the terms of which are described below under “—Potential Payments Upon Termination or Change of Control.”

Agreement with Ms. Bitar.  We entered into a letter agreement with Ms. Bitar in September 2014 that governs the terms of her employment with us. Pursuant to the agreement, Ms. Bitar was entitled to an initial annual base salary of $250,000, was eligible to receive an annual target performance bonus of up to 30% of her base salary, as determined by our board of directors, and was granted an option to purchase an aggregate of 59,115 shares of our common stock. Ms. Bitar is additionally entitled to certain severance benefits pursuant to a severance agreement, the terms of which are described below under “—Potential Payments Upon Termination or Change of Control.”

Potential Payments Upon Termination or Change of Control

Regardless of the manner in which a named executive officer’s service terminates, the named executive officer is entitled to receive amounts earned during his or her term of service, including salary and unused vacation pay. In addition, each of our named executive officers is eligible to receive certain benefits pursuant to his agreement with us described above under “—Agreements with our Named Executive Officers.”

Dr. Theuer.  If Dr. Theuer’s employment is terminated as a result of his death, his estate would be entitled to receive payments equal to continued payment of his base salary for 12 months and reimbursement of expenses owed to him through the date of his death. In addition, his stock option awards would vest on an accelerated basis as if his termination occurred six months later. If Dr. Theuer’s employment is terminated as a result of disability, he would be entitled to reimbursement of expenses owed to him through the date of his disability, and his stock option awards would vest on an accelerated basis as if his termination occurred six months later. If Dr. Theuer’s employment is terminated for cause, he would be entitled to his base salary and any expense reimbursement owed to him as of the date of his termination. If Dr. Theuer’s employment is terminated by us for reasons other than for cause or (including upon a change of control), he resigns for good reason or his agreement expires at the end of the term without renewal, he would be entitled to receive severance payments equal to continued payment of his base salary for 12 months, employee benefit coverage for up to 12 months, reimbursement of expenses owed to him through the date of his termination and 100% automatic vesting of any unvested time-based stock option awards.

Dr. Shazer. We entered into a severance agreement with Dr. Shazer in October 2015 under our severance plan. Pursuant to the agreement, if Dr. Shazer’s employment is terminated without cause or if he resigns for good reason within 12 months following a change of control, he will be entitled to a severance payment equal to nine months of his annual base salary and payment of his health insurance premium for nine months.

Ms. Bitar. We entered into a severance agreement with Ms. Bitar in September 2014, as amended in February 2015, under our severance plan. Pursuant to the agreement, if Ms. Bitar’s employment is terminated without cause or if she resigns for good reason within 12 months following a change of control, she will be entitled to a severance payment equal to nine months of her annual base salary and payment of her health insurance premium for nine months.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth certain information regarding equity awards granted to our named executive officers that remain outstanding as of December 31, 2015.

						Option Awards(1)
			Number of	Number of		Option
			securities	securities		exercise
			underlying	underlying		price
		Vesting	unexercised	unexercised		per	Option
	Grant	commencement	options (#)	options (#)		share	expiration
	date	date	exercisable	unexercisable		($)(2)	date
Charles P. Theuer, M.D., Ph.D.	9/20/2011	3/31/2011	177,336	—		0.70	9/19/2021
	3/14/2013	7/13/2012	22,070	3,769		1.34	3/13/2023
	5/23/2013	5/15/2013	43,928	24,091		1.34	5/22/2023
	10/3/2014	10/3/2014	24,084	58,491		7.04	10/2/2024
	10/3/2014	10/3/2014	14,984	36,394	(3)	7.04	10/2/2024
	3/26/2015	3/26/2015	—	147,213		14.34	3/25/2025

Ronald L. Shazer, M.D., M.B.A.	10/5/2015	10/5/2015	—	153,139		9.91	10/4/2025

Patricia L. Bitar, CPA	10/3/2014	9/22/2014	18,473	40,642		7.04	10/2/2024
	3/25/2015	3/25/2015	—	51,546		14.62	3/24/2015

(1)                                 Except as specifically noted, all of the option awards have a four-year vesting schedule. Dr. Theuer’s options granted prior to October 3, 2014 vest in equal monthly tranches over the four-year vesting period, and Dr. Shazer’s and Ms. Bitar’s options, and Dr. Theuer’s October 3, 2014 and March 26, 2015 option awards, include a one-year cliff and monthly vesting thereafter. The options are also eligible for accelerated vesting on a qualifying termination as described above under “—Potential Payments Upon Termination or Change of Control.”

(2)           All of the option awards were granted with a per share exercise price equal to the fair market value of one share of our common stock on the date of grant, as determined in good faith by our board of directors.

(3)                                 Option award includes an additional vesting condition that our initial public offering be completed prior to March 31, 2015, and such offering was completed in February 2015.

Option Exercises

Dr. Theuer exercised 10,000 options during the year ended December 31, 2015.

Option Repricings

We did not engage in any repricings or other modifications or cancellations to any of our named executive officers’ outstanding equity awards during the year ended December 31, 2015.

Health, Welfare and Retirement Benefits

All of our named executive officers are eligible to participate in our employee benefit plans, including our medical, dental, and life and disability insurance plans, in each case on the same basis as all of our other employees. We provide a 401(k) plan to our employees, including our named executive officers, as discussed in the section below entitled “—401(k) Plan.”

401(k) Plan

We maintain a defined contribution employee retirement plan, or 401(k) plan, for our employees. Our named executive officers are also eligible to participate in the 401(k) plan on the same basis as our other employees. The 401(k) plan is intended to qualify as a tax-qualified plan under Section 401(k) of the Code, and is also intended to qualify as a safe harbor plan. During 2015, we made matching contributions of 100% of the amount of each participant’s contributions, up to 4% of each participant’s compensation. The 401(k) plan currently does not offer the ability to invest in our securities.

Nonqualified Deferred Compensation

None of our named executive officers participate in or have account balances in nonqualified defined contribution plans or other nonqualified deferred compensation plans maintained by us. Our board of directors may elect to provide our officers and other employees with nonqualified defined contribution or other nonqualified deferred compensation benefits in the future if it determines that doing so is in our best interests.

Equity Benefit Plans

2015 Equity Incentive Plan

Our board of directors adopted the 2015 plan in January 2015 and our stockholders approved the 2015 plan in January 2015, which became effective on January 29, 2015, and no further grants will be made under the 2011 plan.

Stock Awards.  The 2015 plan provides for the grant of incentive stock options, or ISOs, nonstatutory stock options, or NSOs, stock appreciation rights, restricted stock awards, restricted stock unit awards, performance-based stock awards, and other forms of equity compensation, or collectively, stock awards, all of which may be granted to employees, including officers, non-employee directors and consultants of us and our affiliates. Additionally, the 2015 plan provides for the grant of performance cash awards. ISOs may be granted only to employees. All other awards may be granted to employees, including officers, and to non-employee directors and consultants.

Share Reserve.  Initially, the aggregate number of shares of our common stock that may be issued pursuant to stock awards under the 2015 plan is the sum of (1) 801,033 shares, plus (2) the number of shares (not to exceed 1,062,588 shares) (a) reserved for issuance under our 2011 plan at the time our 2015 plan became effective, and (b) any shares subject to outstanding stock options or other stock awards that were granted under our 2011 plan that are forfeited, terminate, expire or are otherwise not issued. Additionally, the number of shares of our common stock reserved for issuance under our 2015 plan will automatically increase on January 1 of each year, beginning on January 1, 2016 and continuing through and including January 1, 2025, by 4% of the total number of shares of our capital stock outstanding on December 31 of the preceding calendar year, or a lesser number of shares determined by our board of directors. The maximum number of shares of our common stock that may be issued upon the exercise of ISOs under our 2015 plan is 3,617,571 shares.

No person may be granted stock awards covering more than 258,397 shares of our common stock under our 2015 plan during any calendar year pursuant to stock options, stock appreciation rights and other stock awards whose value is determined by reference to an increase over an exercise or strike price of at least 100% of the fair market value on the date the stock award is granted. Additionally, no person may be granted in a calendar year a performance stock award covering more than 258,397 shares of our common stock or a performance cash award having a maximum value in excess of $1,000,000. Such limitations are designed to help assure that any deductions to which we would otherwise be entitled with respect to such awards will not be subject to the $1,000,000 limitation on the income tax deductibility of compensation paid to any covered executive officer imposed by Section 162(m) of the Code.

If a stock award granted under the 2015 plan expires or otherwise terminates without being exercised in full, or is settled in cash, the shares of our common stock not acquired pursuant to the stock award again will become available for subsequent issuance under the 2015 plan. In addition, the following types of shares of our common stock under the 2015 plan may become available for the grant of new stock awards under the 2015 plan: (1) shares that are forfeited to or repurchased by us prior to becoming fully vested; (2) shares withheld to satisfy income or employment withholding taxes; or (3) shares used to pay the exercise or purchase price of a stock award. Shares issued under the 2015 plan may be previously unissued shares or reacquired shares bought by us on the open market. As of February 12, 2016, 861,621 shares of common stock were subject to outstanding awards under the 2015 plan.

In December 2015, the 2015 Plan was amended to allow an additional 500,000 shares of common stock to be used exclusively for the grant of awards as a material inducement for individuals to commence employment in compliance with NASDAQ Listing Rule 5635(c)(4).

Administration.  Our board of directors, or a duly authorized committee thereof, has the authority to administer the 2015 plan. Our board of directors may also delegate to one or more of our officers the authority to (1) designate employees (other than other officers) to be recipients of certain stock awards, and (2) determine the number of shares of common stock to be subject to such stock awards. Subject to the terms of the 2015 plan, our board of directors or the authorized committee, referred to herein as the plan administrator, determines recipients, dates of grant, the numbers and types of stock awards to be granted and the terms and conditions of the stock awards, including the period of their exercisability and vesting schedule applicable to a stock award. Subject to the limitations set forth below, the plan administrator will also determine the exercise price, strike price or purchase price of awards granted and the types of consideration to be paid for the award.

The plan administrator has the authority to modify outstanding awards under our 2015 plan. Subject to the terms of our 2015 plan, the plan administrator has the authority to reduce the exercise, purchase or strike price of any outstanding stock award, cancel any outstanding stock award in exchange for new stock awards, cash or other consideration, or take any other action that is treated as a repricing under generally accepted accounting principles, with the consent of any adversely affected participant.

Stock Options.  ISOs and NSOs are granted pursuant to stock option agreements adopted by the plan administrator. The plan administrator determines the exercise price for a stock option, within the terms and conditions of the 2015 plan, provided that the exercise price of a stock option generally cannot be less than 100% of the fair market value of our common stock on the date of grant. Options granted under the 2015 plan vest at the rate specified by the plan administrator.

The plan administrator determines the term of stock options granted under the 2015 plan, up to a maximum of ten years. Unless the terms of an optionholder’s stock option agreement provide otherwise, if an optionholder’s service relationship with us, or any of our affiliates, ceases for any reason other than disability, death or cause, the optionholder may generally exercise any vested options for a period of three months following the cessation of service. The option term may be extended in the event that exercise of the option following such a termination of service is prohibited by applicable securities laws or our insider trading policy. If an optionholder’s service relationship with us or any of our affiliates ceases due to disability or death, or an optionholder dies within a certain period following cessation of service, the optionholder or a beneficiary may generally exercise any vested options for a period of 12 months in the event of disability and 18 months in the event of death. In the event of a termination for cause, options generally terminate immediately upon the termination of the individual for cause. In no event may an option be exercised beyond the expiration of its term.

Acceptable consideration for the purchase of common stock issued upon the exercise of a stock option will be determined by the plan administrator and may include (1) cash, check, bank draft or money order, (2) a broker-assisted cashless exercise, (3) the tender of shares of our common stock previously owned by the optionholder, (4) a net exercise of the option if it is an NSO, and (5) other legal consideration approved by the plan administrator.

Unless the plan administrator provides otherwise, options generally are not transferable except by will, the laws of descent and distribution, or pursuant to a domestic relations order. An optionholder may designate a beneficiary, however, who may exercise the option following the optionholder’s death.

Tax Limitations on Incentive Stock Options.  The aggregate fair market value, determined at the time of grant, of our common stock with respect to ISOs that are exercisable for the first time by an optionholder during any calendar year under all of our stock plans may not exceed $100,000. Options or portions thereof that exceed such limit will generally be treated as NSOs. No ISO may be granted to any person who, at the time of the grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power or that of any of our affiliates unless (1) the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant, and (2) the term of the ISO does not exceed five years from the date of grant.

Restricted Stock Awards.  Restricted stock awards are granted pursuant to restricted stock award agreements adopted by the plan administrator. Restricted stock awards may be granted in consideration for (1) cash, check, bank draft or money order, (2) services rendered to us or our affiliates, or (3) any other form of legal consideration. Common stock acquired under a restricted stock award may, but need not, be subject to a share repurchase option in our favor in accordance with a vesting schedule to be determined by the plan administrator. A restricted stock award may be transferred only upon such terms and conditions as set by the plan administrator. Except as otherwise provided in the applicable award agreement, restricted stock awards that have not vested may be forfeited or repurchased by us upon the participant’s cessation of continuous service for any reason.

Restricted Stock Unit Awards.  Restricted stock unit awards are granted pursuant to restricted stock unit award agreements adopted by the plan administrator. Restricted stock unit awards may be granted in consideration for any form of legal consideration. A restricted stock unit award may be settled by cash, delivery of stock, a combination of cash and stock as deemed appropriate by the plan administrator, or in any other form of consideration set forth in the restricted stock unit award agreement. Additionally, dividend equivalents may be credited in respect of shares covered by a restricted stock unit award. Except as otherwise provided in the applicable award agreement, restricted stock units that have not vested will be forfeited upon the participant’s cessation of continuous service for any reason.

Stock Appreciation Rights.  Stock appreciation rights are granted pursuant to stock appreciation grant agreements adopted by the plan administrator. The plan administrator determines the strike price for a stock appreciation right, which generally cannot be less than 100% of the fair market value of our common stock on the date of grant. Upon the exercise of a stock appreciation right, we will pay the participant an amount equal to the product of (1) the excess of the per share fair market value of our common stock on the date of exercise over the strike price, multiplied by (2) the number of shares of common stock with respect to which the stock appreciation right is exercised. A stock appreciation right granted under the 2015 plan vests at the rate specified in the stock appreciation right agreement as determined by the plan administrator.

The plan administrator determines the term of stock appreciation rights granted under the 2015 plan, up to a maximum of ten years. Unless the terms of a participant’s stock appreciation right agreement provides otherwise, if a participant’s service relationship with us or any of our affiliates ceases for any reason other than cause, disability or death, the participant may generally exercise any vested stock appreciation right for a period of three months following the cessation of service. The stock appreciation right term may be further extended in the event that exercise of the stock appreciation right following such a termination of service is prohibited by applicable securities laws. If a participant’s service relationship with us, or any of our affiliates, ceases due to disability or death, or a participant dies within a certain period following cessation of service, the participant or a beneficiary may generally exercise any vested stock appreciation right for a period of 12 months in the event of disability and 18 months in the event of death. In the event of a termination for cause, stock appreciation rights generally terminate immediately upon the occurrence of the event giving rise to the termination of the individual for cause. In no event may a stock appreciation right be exercised beyond the expiration of its term.

Performance Awards.  The 2015 plan permits the grant of performance-based stock and cash awards that may qualify as performance-based compensation that is not subject to the $1,000,000 limitation on the income tax deductibility of compensation paid to a covered executive officer imposed by Section 162(m) of the Code. To help assure that the compensation attributable to performance-based awards will so qualify, our compensation committee can structure such awards so that stock or cash will be issued or paid pursuant to such award only after the achievement of certain pre-established performance goals during a designated performance period.

The performance goals that may be selected include one or more of the following: (1) earnings (including earnings per share and net earnings); (2) earnings before interest, taxes and depreciation; (3) earnings before interest, taxes, depreciation and amortization; (4) earnings before interest, taxes, depreciation, amortization and legal settlements; (5) earnings before interest, taxes, depreciation, amortization, legal settlements and other income (expense); (6) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense) and stock-based compensation; (7) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense), stock-based compensation and changes in deferred revenue; (8) total stockholder return; (9) return on equity or average stockholder’s equity; (10) return on assets, investment, or capital employed; (11) stock price; (12) margin (including gross margin); (13) income (before or after taxes); (14) operating income; (15) operating income after taxes; (16) pre-tax profit; (17) operating cash flow; (18) sales or revenue targets; (19) increases in revenue or product revenue; (20) expenses and cost reduction goals; (21) improvement in or attainment of working capital levels; (22) economic value added (or an equivalent metric); (23) market share; (24) cash flow; (25) cash flow per share; (26) share price performance; (27) debt reduction; (28) implementation or completion of projects or processes (including, without limitation, clinical trial initiation, clinical trial enrollment, clinical trial results, new and supplemental indications for existing products, regulatory filing submissions, regulatory filing acceptances, regulatory or advisory committee interactions, regulatory approvals, and product supply); (29) stockholders’ equity; (30) capital expenditures; (31) debt levels; (32) operating profit or net operating profit; (33) workforce diversity; (34) growth of net income or operating income; (35) billings; (36) bookings; (37) employee retention; (38) initiation of phases of clinical trials and/or studies by specific dates; (39) patient enrollment rates; (40) budget management; (41) submission to, or approval by, a regulatory body (including, but not limited to the FDA) of an applicable filing or a product candidate; (42) regulatory milestones; (43) progress of internal research or clinical programs; (44) progress of partnered programs; (45) partner satisfaction; (46) timely completion of clinical trials; (47) submission of INDs and NDAs and other regulatory achievements; (48) research progress, including the development of programs; (49) strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property; and (50) to the extent that an award is not intended to comply with Section 162(m) of the Code, other measures of performance selected by our board of directors.

The performance goals may be based on a company-wide basis, with respect to one or more business units, divisions, affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise (1) in the award agreement at the time the award is granted or (2) in such other document setting forth the performance goals at the time the goals are established, we will appropriately make adjustments in the method of calculating the attainment of performance goals as follows: (a) to exclude restructuring and/or other nonrecurring charges; (b) to exclude exchange rate effects; (c) to exclude the effects of changes to generally accepted accounting principles; (d) to exclude the effects of any statutory adjustments to corporate tax rates; (e) to exclude the effects of any “extraordinary items” as determined under generally accepted accounting principles; (f) to exclude the dilutive effects of acquisitions or joint ventures; (g) to assume that any business divested by us achieved performance objectives at targeted levels during the balance of a performance period following such divestiture; (h) to exclude the effect of any change in the outstanding shares of our common stock by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (i) to exclude the effects of stock-based compensation and the award of bonuses under our bonus plans; (j) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; (k) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles; (l) to exclude the effect of any other unusual, non-recurring gain or loss or other extraordinary item; and (m) to exclude the effects of the timing of acceptance for review and/or approval of submissions to the FDA or any other regulatory body. In addition, we retain the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of the performance goals and to define the manner of calculating the performance criteria we select to use for such performance period. The performance goals may differ from participant to participant and from award to award.

Other Stock Awards.  The plan administrator may grant other awards based in whole or in part by reference to our common stock. The plan administrator will set the number of shares under the stock award and all other terms and conditions of such awards.

Changes to Capital Structure.  In the event that there is a specified type of change in our capital structure, such as a stock split or recapitalization, appropriate adjustments will be made to (1) the class and maximum number of shares reserved for issuance under the 2015 plan, (2) the class and maximum number of shares by which the share reserve may increase automatically each year, (3) the class and maximum number of shares that may be issued upon the exercise of ISOs, (4) the class and maximum number of shares subject to stock awards that can be granted in a calendar year (as established under the 2015 plan pursuant to Section 162(m) of the Code) and (5) the class and number of shares and exercise price, strike price, or purchase price, if applicable, of all outstanding stock awards.

Corporate Transactions.  In the event of certain specified significant corporate transactions, the plan administrator has the discretion to take any of the following actions with respect to stock awards:

•                  arrange for the assumption, continuation or substitution of a stock award by a surviving or acquiring entity or parent company;

•                  arrange for the assignment of any reacquisition or repurchase rights held by us to the surviving or acquiring entity or parent company;

•                  accelerate the vesting of the stock award and provide for its termination prior to the effective time of the corporate transaction;

•                  arrange for the lapse of any reacquisition or repurchase right held by us;

•                  cancel or arrange for the cancellation of the stock award in exchange for such cash consideration, if any, as our board of directors may deem appropriate; or

•                  make a payment equal to the excess of (1) the value of the property the participant would have received upon exercise of the stock award over (2) the exercise price otherwise payable in connection with the stock award.

Our plan administrator is not obligated to treat all stock awards, even those that are of the same type, in the same manner.

Under the 2015 plan, a corporate transaction is generally the consummation of (1) a sale or other disposition of all or substantially all of our consolidated assets, (2) a sale or other disposition of at least 90% of our outstanding securities, (3) a merger, consolidation or similar transaction following which we are not the surviving corporation, or (4) a merger, consolidation or similar transaction following which we are the surviving corporation but the shares of our common stock outstanding immediately prior to such transaction are converted or exchanged into other property by virtue of the transaction.

Change of Control.  The plan administrator may provide, in an individual award agreement or in any other written agreement between a participant and us that the stock award will be subject to additional acceleration of vesting and exercisability in the event of a change of control. For example, certain of our employees may receive an award agreement that provides for vesting acceleration upon the individual’s termination without cause or resignation for good reason (including a material reduction in the individual’s base salary, duties, responsibilities or authority, or a material relocation of the individual’s principal place of employment with us) in connection with a change of control. Under the 2015 plan, a change of control is generally (1) the acquisition by a person or entity of more than 50% of our combined voting power other than by merger, consolidation or similar transaction; (2) a consummated merger, consolidation or similar transaction immediately after which our stockholders cease to own more than 50% of the combined voting power of the surviving entity; or (3) a consummated sale, lease or exclusive license or other disposition of all or substantially of our consolidated assets.

Amendment and Termination.  Our board of directors has the authority to amend, suspend, or terminate our 2015 plan, provided that such action does not materially impair the existing rights of any participant without such participant’s written consent. No ISOs may be granted after the tenth anniversary of the date our board of directors adopted our 2015 plan.

2011 Equity Incentive Plan

Our board of directors initially adopted, and our stockholders approved the 2011 Equity Incentive Plan, or the 2011 plan, in August 2011. The 2011 plan provides for the grant of stock options (ISOs and NSOs), stock appreciation rights, restricted stock awards and RSU awards to our employees, directors, and consultants. No additional awards will be granted under the 2011 plan, and all awards granted under the 2011 plan that are repurchased, forfeited, expired, cancelled or otherwise not issued will become available for grant under the 2015 plan in accordance with its terms.

Administration.  Our board of directors, or a duly authorized committee thereof, has the authority to administer the 2011 plan. Awards under the 2011 plan were granted pursuant to award agreements adopted by the plan administrator.

Share Reserve.  The initial number of shares we reserved for issuance pursuant to the 2011 plan was 843,586 shares, which was increased in September 2014 to 1,070,976 shares in connection with our issuance of shares of our Series B redeemable convertible preferred stock. As of February 12, 2016, 85,815 shares of common stock were issued and outstanding pursuant to options under the plan that had been exercised, and 957,035 shares of common stock were subject to outstanding awards. No additional awards will be granted under the 2011 plan, and all awards granted under the 2011 plan that are repurchased, forfeited, expired, are cancelled or otherwise not issued will become available for grant under the 2015 plan in accordance with its terms.

Corporate Transactions.  In the event of certain specified significant corporate transactions, each outstanding award will be subject to the terms of the applicable transaction agreement. Such transaction agreement may provide, without limitation, for the assumption or substitution of awards, for their continuation, for accelerated vesting or for cancellation with or without consideration, in all cases without the consent of the award holder.

Amendment and Termination.  Our board of directors has the authority to amend, suspend or terminate our 2011 plan, provided that such action does not materially impair the existing rights of any participant without such participant’s written consent. As of January 29, 2015, no additional awards will be granted under the 2011 plan. However, any outstanding awards already granted under the 2011 plan will remain outstanding, subject to the terms of such plan and the applicable award agreements, until such outstanding awards are exercised or until they terminate or expire by their terms.

2015 Employee Stock Purchase Plan

Our board of directors adopted the ESPP in January 2015 and our stockholders approved the ESPP in January 2015. The ESPP became effective on January 29, 2015. The purpose of the ESPP is to retain the services of new employees and secure the services of new and existing employees while providing incentives for such individuals to exert maximum efforts toward our success and that of our affiliates.

Share Reserve.  The ESPP authorizes the issuance of 183,462 shares of our common stock pursuant to purchase rights granted to our employees or to employees of any of our designated affiliates. The number of shares of our common stock reserved for issuance will automatically increase on January 1 of each calendar year, from January 1, 2016 through January 1, 2025 by the least of (1) 1% of the total number of shares of our common stock outstanding on December 31 of the preceding calendar year, (2) 366,925 shares, or (3) a number determined by our board of directors that is less than (1) and (2). The ESPP is intended to qualify as an “employee stock purchase plan” within the meaning of Section 423 of the Code. As of December 31, 2015, 15,009 shares of our common stock have been purchased under the ESPP.

Administration.  Our board of directors has delegated its authority to administer the ESPP to our compensation committee. The ESPP is implemented through a series of offerings of purchase rights to eligible employees. Under the ESPP, we may specify offerings with durations of not more than 27 months, and may specify shorter purchase periods within each offering. Each offering will have one or more purchase dates on which shares of our common stock will be purchased for employees participating in the offering. An offering may be terminated under certain circumstances.

Payroll Deductions.  Generally, all regular employees, including executive officers, employed by us or by any of our designated affiliates, may participate in the ESPP and may contribute, normally through payroll deductions, up to 15% of their earnings for the purchase of our common stock under the ESPP. Unless otherwise determined by our board of directors, common stock will be purchased for accounts of employees participating in the ESPP at a price per share equal to the lower of (1) 85% of the fair market value of a share of our common stock on the first date of an offering or (2) 85% of the fair market value of a share of our common stock on the date of purchase.

Limitations.  Employees may have to satisfy one or more of the following service requirements before participating in the ESPP, as determined by our board of directors: (1) customarily employed for more than 20 hours per week, (2) customarily employed for more than five months per calendar year or (3) continuous employment with us or one of our affiliates for a period of time (not to exceed two years). No employee may purchase shares under the ESPP at a rate in excess of $25,000 worth of our common stock based on the fair market value per share of our common stock at the beginning of an offering for each year such a purchase right is outstanding. Finally, no employee will be eligible for the grant of any purchase rights under the ESPP if immediately after such rights are granted, such employee has voting power over 5% or more of our outstanding capital stock measured by vote or value pursuant to Section 424(d) of the Code.

Changes to Capital Structure.  In the event that there occurs a change in our capital structure through such actions as a stock split, merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or similar transaction, the board of directors will make appropriate adjustments to (1) the number of shares reserved under the ESPP, (2) the maximum number of shares by which the share reserve may increase automatically each year and (3) the number of shares and purchase price of all outstanding purchase rights.

Corporate Transactions.  In the event of certain significant corporate transactions, including the consummation of: (1) a sale of all our assets, (2) the sale or disposition of 90% of our outstanding securities, (3) a merger or consolidation where we do not survive the transaction and (4) a merger or consolidation where we do survive the transaction but the shares of our common stock outstanding immediately prior to such transaction are converted or exchanged into other property by virtue of the transaction, any then- outstanding rights to purchase our stock under the ESPP may be assumed, continued or substituted for by any surviving or acquiring entity (or its parent company). If the surviving or acquiring entity (or its parent company) elects not to assume, continue or substitute for such purchase rights, then the participants’ accumulated payroll contributions will be used to purchase shares of our common stock within ten business days prior to such corporate transaction, and such purchase rights will terminate immediately.

Amendment and Termination.  Our board of directors has the authority to amend or terminate our ESPP, provided that except in certain circumstances any such amendment or termination may not materially impair any outstanding purchase rights without the holder’s consent. We will obtain stockholder approval of any amendment to our ESPP as required by applicable law or listing requirements.

Director Compensation

Our board of directors adopted a new compensation policy in December 2014, which was subsequently amended in March 2015, and is applicable to all of our non-employee directors. This compensation policy provides that each non-employee director will receive the following compensation for service on our board of directors:

•                  an annual cash retainer of $35,000;

•                  an annual cash retainer of $60,000 for service as chairman of our board of directors;

•      an additional annual cash retainer of $7,500, $5,000 and $3,750 for service on our audit committee, compensation committee and the nominating and corporate governance committee, respectively;

•      an additional annual cash retainer of $15,000, $10,000 and $7,500 for service as chairman of the audit committee, compensation committee and the nominating and corporate governance committee (in lieu of regular committee member fees), respectively;

•                  an automatic annual option grant to purchase 15,000 shares of our common stock for each non-employee director serving on the board of directors on the date of our annual stockholder meeting (including by reason of his or her election at such meeting), in each case vesting 100% as of the earlier of the date of our next annual stockholder meeting and the one-year anniversary of the date of grant; and

•                  upon first joining our board of directors following our initial public offering an automatic initial grant of an option to purchase 25,000 shares of our common stock that vests ratably in annual installments over a three-year period following the grant date.

Each of the option grants described above will vest and become exercisable subject to the director’s continuous service with us, provided that each option will vest in full upon a change of control, as defined under our 2015 plan. The options will be granted under our 2015 plan, the terms of which are described in more detail above under “—Equity Benefit Plans—2015 Equity Incentive Plan.”

Director Summary Compensation Table

The following table summarizes director compensation for the year ended December 31, 2015:

	Fees Earned	Stock
	or Paid in Cash	awards	Total
Director	($)	($)(1)	($)
William R. LaRue	41,250	224,691	265,941
Martin A. Mattingly, Pharm.D.	32,813	367,472	400,285
J. Rainer Twiford, J.D., Ph.D.	33,750	120,300	154,050
Paul Walker	37,500	120,300	157,800
Stephen T. Worland, Ph.D.	34,688	339,071	373,759

(1)                                 All of the option awards were granted under the 2015 plan, the terms of which are described above under “—Equity Benefit Plans.”

We did not provide cash compensation to our non-employee directors during 2014.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding ownership of our common stock as of January 31, 2016 (or such other date as provided below) based on information available to us and filings with the SEC by (a) each person known to the Company to own more than 5% of the outstanding shares of our common stock, (b) each Director and nominee for Director of the Company (including retiring Directors), (c) the Company’s Chief Executive Officer and each other Named Executive Officer, and (d) all Directors and Named Executive Officers as a group. Each stockholder’s percentage ownership is based on 12,185,242 shares of our common stock being outstanding as of January 31, 2016.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership (2)	Percent of Class (%)
Principal Stockholders

New Enterprise Associates 14, L.P.(1)
1954 Greenspring Drive, Suite 600
Timonium, MD 21093	1,889,652	15.5%

JAFCO Super V3 Investment Limited Partnership(2)
Otemachi First Square, West Tower 11F
1-5-1 Otemachi, Chiyoda-ku
Tokyo 100-0004, Japan	1,497,053	12.3%

Nextech III Oncology, LPCI(3)
Scheuchzerstrasse 35
8006 Zurich, Switzerland	875,991	7.2%

Laurence W. Lytton(4)
467 Central Park West
New York, NY 10025	651,944	5.4%

BMV Direct II LP(5)
17190 Bernardo Center Drive
San Diego, CA 92128	611,785	5.0%

Directors and Named Executive Officers:

Charles P. Theuer, M.D., Ph.D.(6)	335,942	2.7%
William R. LaRue(7)	14,008	*
Martin A. Mattingly, Pharm.D.(8)	8,333	*
J. Rainer Twiford, J.D., Ph.D.(9)	171,374	1.4%
Paul Walker(10)	—	*
Stephen T. Worland, Ph.D.(11)	8,333	*
Ronald L. Shazer, M.D., M.B.A.(12)	—	*
H Casey Logan, M.B.A.(13)	101,795	*
Patricia L. Bitar, CPA(14)	35,547	*
All executive officers and directors as a group (9 persons)(15)	675,332	5.3%

*	Represents beneficial ownership of less than 1%.

(1)

Represents 1,888,474 shares of common stock beneficially owned by New Enterprise Associates 14, L.P., or NEA. The shares directly held by NEA are indirectly held by NEA Partners 14, L.P., the sole general partner of NEA; NEA 14 GP, LTD, the sole general partner of NEA Partners 14, L.P.; and each of the individual directors of NEA 14 GP, LTD. The directors of NEA 14 GP, LTD are M. James Barrett, Peter J. Barris, Forest Baskett, Ryan D. Drant, Anthony A. Florence, Jr., Patrick J. Kerins, Krishna “Kittu” Kolluri, David M. Mott, Scott D. Sandell, Peter Sonsini, Ravi Viswanathan and Harry R. Weller. NEA, NEA Partners 14, L.P., NEA 14 GP, LTD and the directors of NEA 14 GP, LTD share voting and dispositive power with respect to the shares held by NEA. Paul Walker, a partner at New Enterprise Associates, has no voting or dispositive power with regard to any of the above referenced shares and disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein, if any. All indirect holders of the above referenced shares disclaim beneficial ownership of all applicable shares except to the extent of their pecuniary interest therein.

(2)

Represents 1,497,053 shares of common stock beneficially owned by JAFCO Super V3 Investment Limited Partnership, or JAFCO. JAFCO Co., Ltd. is the general partner of JAFCO. As President, Chief Executive Officer and Chairperson of the investment committee of JAFCO Co., Ltd., Shinichi Fuki has voting and investment authority over the shares held by JAFCO.

(3)

Represents 875,991 shares of common stock beneficially owned by Nextech III Oncology, LPCI. The general partner of Nextech III is Nextech III GP Ltd. Alfred Scheidegger, Rudolf Gygax and Roland Ruckstuhl are the managing members of Nextech III GP Ltd. and may be deemed to share dispositive voting and investment power over the shares held by Nextech III. Each of these individuals disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein. Excludes 233,958 shares of common stock held by ONC Partners, L.P. Although ONC Partners, L.P. and Nextech III have a common investment adviser, voting and investment decisions on behalf of ONC Partners, L.P. are made by an unrelated general partner.

(4)

Based solely upon a Schedule 13G filed on January 8, 2016, by Laurence W. Lytton. According to the Schedule 13G, Mr. Lytton has sole voting and dispositive power with respect to 584,016 shares and shared voting and dispositive power with respect to 67,928 shares.

(5)

Represents 611,785 shares of common stock beneficially owned by BMV Direct II LP. The sole general partner of BMV Direct II LP is BioMed Realty, L.P. The sole general partner of BioMed Realty, L.P. is BioMed Realty Trust, Inc., a publicly traded company.

(6)	Includes 333,442 shares of common stock subject to options exercisable as of March 31, 2016.

(7)	Includes 4,893 shares of common stock subject to repurchase and 5,620 shares of common stock subject to options exercisable as of March 31, 2016.

(8)	Includes 8,333 shares of common stock subject to options exercisable as of March 31, 2016.

(9)

Includes 10,572 shares of common stock beneficially owned by Brookline Investment Fund, LLC, 49,380 shares of common stock beneficially owned by CSA Biotechnology Fund I, LLC and 93,460 shares of common stock beneficially owned by CSA Biotechnology Fund II, LLC. J. Rainer Twiford, J.D., Ph.D., one of our directors, has voting and dispositive control over these shares. Dr. Twiford disclaims beneficial ownership of these shares except to the extent of his pecuniary interest therein. Also includes 17,962 shares of outstanding common stock held by MCT Investments, LLC. Dr. Twiford’s spouse, Marsha C. Twiford, has voting and investment power with respect to the shares held by MCT Investments, LLC.

(10)	Paul Walker is a partner of New Enterprise Associates.

(11)	Includes 8,333 shares of common stock subject to options exercisable as of March 31, 2016.

(12)	Ronald L. Shazer, M.D., M.B.A., joined us as Chief Medical Officer in October 2015.

(13)	Consists of 100,695 shares of common stock subject to options exercisable as of March 31, 2016.

(14)	Consists of 35,054 shares of common stock subject to options exercisable as of March 31, 2016.

(15)	Consists of the shares of outstanding common stock and shares of common stock subject to options exercisable as of March 31, 2016 referred to in footnotes (1), (6), (7), (8), (9), (11), (13) and (14).

TRANSACTIONS WITH RELATED PERSONS

The following includes a summary of transactions since January 1, 2014 to which we have been a party, in which the amount involved in the transaction exceeded the lesser of $120,000 or one percent of the average of our total assets at year end for the last two completed fiscal years, and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than equity and other compensation, termination, change in control and other arrangements, which are described under “Executive Compensation.”

Initial Public Offering

In February 2015, we completed our initial public offering pursuant to which we issued and sold an aggregate of 3,600,000 shares of our common stock, at a price to the public of $10.00 per share. In addition, we completed a concurrent private placement with New Enterprise Associates 14, L.P. in which we sold 500,000 shares of our common stock at a price of $10.00 per share. The following table sets forth the number of shares of common stock purchased by holders of more than 5% of our common stock or entities affiliated with them, including entities affiliated with certain of our directors or former directors at the closing of the initial public offering:

	Shares of
	Common	Purchase
Name(1)	Stock	Price
JAFCO Super V3 Investment Limited Partnership	257,950	$2,579,500
New Enterprise Associates 14, L.P.	500,000	$5,000,000
Nextech III Oncology, LPCI	174,117	$1,741,170
BMV Direct II LP	131,155	$1,311,550

(1)                                 Additional detail regarding these stockholders and their equity holdings is provided under “Security Ownership of Certain Beneficial Owners and Management.”

Certain of our directors or former directors have affiliations with the investors that participated in our initial public offering and concurrent private placement as described above, as indicated in the table below:

Director or Former Director	Investor
Kenji Harada, Ph.D.	JAFCO Super V3 Investment Limited Partnership
Hironori Hozoji	JAFCO Super V3 Investment Limited Partnership
Paul Walker	New Enterprise Associates 14, L.P.
Alfred Scheidegger, Ph.D.	Nextech III Oncology, LPCI

Series B Preferred Stock Financing

In September 2014, we entered into a Series B preferred stock purchase agreement, pursuant to which we issued and sold to investors an aggregate of 12,400,274 shares of our Series B redeemable convertible preferred stock at a purchase price of approximately $2.19 per share, for aggregate consideration of $27.2 million.

The participants in this Series B preferred stock financing included holders of more than 5% of our capital stock and entities affiliated with our directors at the time of the Series B financing. The following table sets forth the aggregate number of shares of Series B redeemable convertible preferred stock issued to these related parties in this preferred stock financing:

		Shares of Series B
		Redeemable
		Convertible
Participants	Cash Payments	Preferred Stock
Greater than 5% Stockholders
Arcus Ventures Fund, LP	$454,545.85	207,224
BHP No. 2 Investment Limited Partnership	$454,545.85	207,224
Brookline Tracon Investment Fund II, LLC(1)	$2,049,999.04	934,579
JAFCO Super V3 Investment Limited Partnership(1)	$2,272,729.22	1,036,120
Nextech III Oncology, LPCI(1)(2)	$1,022,728.15	466,254

Entities Affiliated with Our Directors and Officers
New Enterprise Associates 14, L.P.(3)	$11,796,544.30	5,377,955
ONC Partners, L.P.(1)	$340,909.39	155,418

(1)           One of our directors (J. Rainer Twiford, J.D., Ph.D.) is affiliated with Brookline Tracon Investment Fund II, LLC; two of our former directors (Kenji Harada, Ph.D., and Hironori Hozoji) are affiliated with JAFCO Super V3 Investment Limited Partnership; and one of our former directors (Alfred Scheidegger, Ph.D.) is affiliated with Nextech III Oncology, LPCI and ONC Partners, L.P.

(2)           Excludes 155,418 shares of Series B redeemable convertible preferred stock issued to ONC Partners, L.P. Although ONC Partners, L.P. and Nextech III Oncology, LPCI have a common investment adviser, voting and investment decisions on behalf of ONC Partners, L.P. are made by an unrelated general partner.

(3)           Includes 4,559 shares of Series B redeemable convertible preferred stock issued to NEA Ventures 2014, L.P. As of the initial closing of the Series B redeemable convertible preferred stock financing, New Enterprise Associates 14, L.P. acquired a seat on our board. Paul Walker, one of our directors, is a partner of New Enterprise Associates.

Brookline Group, LLC, an affiliate of Brookline Tracon Investment Fund II, LLC, a holder of more than five percent of our common stock at the time of the Series B financing, acted as a nonexclusive placement agent for the Series B preferred stock financing and received a fee in the amount of $95,727.22 in consideration for such services.

Policies and Procedures for Transactions with Related Persons

We have adopted a written related-person transactions policy that sets forth our policies and procedures regarding the identification, review, consideration and oversight of “related-person transactions.” For purposes of our policy only, a “related-person transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we and any “related person” are participants involving an amount that exceeds the lesser of $120,000 or one percent of the average of our total assets at year end for the last two completed fiscal years.

Transactions involving compensation for services provided to us as an employee, consultant or director are not considered related-person transactions under this policy. A related person is any executive officer, director or a holder of more than 5% of our common stock, including any of their immediate family members and any entity owned or controlled by such persons.

Under the policy, where a transaction has been identified as a related-person transaction, management must present information regarding the proposed related-person transaction to our audit committee (or, where review by our audit committee would be inappropriate, to another independent body of our board of directors) for review. The presentation must include a description of, among other things, the material facts, the direct and indirect interests of the related persons, the benefits of the transaction to us and whether any alternative transactions are available. To identify related-person transactions in advance, we rely on information supplied by our executive officers, directors and certain significant stockholders. In considering related-person transactions, our audit committee or other independent body of our board of directors takes into account the relevant available facts and circumstances including, but not limited to:

•         the risks, costs and benefits to us;

•         the impact on a director’s independence in the event the related person is a director, immediate family member of a director or an entity with which a director is affiliated;

•         the terms of the transaction;

•         the availability of other sources for comparable services or products; and

•         the terms available to or from, as the case may be, unrelated third parties or to or from our employees generally.

In the event a director has an interest in the proposed transaction, the director must recuse himself or herself from the deliberations and approval.

REPORT OF THE AUDIT COMMITTEE

Under the guidance of a written charter adopted by the Board, the purpose of the Audit Committee is to oversee the accounting and financial reporting processes of the Company and audits of its financial statements. The responsibilities of the Audit Committee include appointing and approving the services and related fees of the independent registered public accounting firm. The Audit Committee consists of three members, each of whom meets the independence and qualification standards for audit committee membership set forth in the listing standards provided by NASDAQ.

Management has primary responsibility for the system of internal controls and the financial reporting process. The independent registered public accounting firm has the responsibility to express an opinion on the financial statements based on an audit conducted in accordance with the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”). The Audit Committee appointed Ernst & Young to audit the Company’s financial statements for the 2015 year.

In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited financial statements in our annual report with management, including a discussion of any significant changes in the selection or application of accounting principles, the reasonableness of significant judgments, the clarity of disclosures in the financial statements and the effect of any new accounting initiatives.

The Audit Committee reviewed and discussed with Ernst & Young LLP, which is responsible for expressing an opinion on the conformity of the Company’s audited financial statements with generally accepted accounting principles, its judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the audit committee under generally accepted auditing standards, including the Statement on Auditing Standards No. 16, as adopted by the Public Company Accounting Oversight Board in Rule 3200T, as currently in effect. In addition, our Audit Committee has discussed with Ernst & Young LLP, its independence from management and the Company, has received from Ernst & Young LLP the written disclosures and the letter required by Public Company Accounting Oversight Board 3526 (Independence Discussions with Audit Committees), and has considered the compatibility of non-audit services with the auditors’ independence.

We have met with Ernst & Young LLP to discuss the overall scope of its services, the results of its audit and reviews, its evaluation of the Company’s internal controls and the overall quality of the Company’s financial reporting. Ernst & Young LLP, as the Company’s independent registered public accounting firm, also periodically updates the Audit Committee about new accounting developments and their potential impact on the Company’s reporting. Our meetings with Ernst & Young LLP were held with and without management present. Members of the Audit Committee are not employed by the Company, nor does the committee provide any expert assurance or professional certification regarding the Company’s financial statements. We rely, without independent verification, on the accuracy and integrity of the information provided, and representations made, by management and the Company’s independent registered public accounting firm.

In reliance on the reviews and discussions referred to above, we have recommended to the Board of Directors that the audited financial statements be included in the Company’s annual report for the year ended December 31, 2015. We and the Company’s board of directors also have recommended, subject to stockholder approval, the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2016.

This report for 2015 is provided by the undersigned members of the Audit Committee of the Board.

Respectfully Submitted,

William R. LaRue (Chairperson)
Paul Walker
Stephen T. Worland

The preceding “Report of the Audit Committee” shall not be deemed to be “soliciting material” or “filed” with the Securities and Exchange Commission, nor shall any information in this report be incorporated by reference into any past or future filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

PROPOSAL 2 — RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

At the Annual Meeting, the stockholders will be asked to ratify the appointment of Ernst & Young as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016. Representatives of Ernst & Young are expected to be present at the Annual Meeting and will have the opportunity to make statements if they desire to do so. Such representatives are also expected to be available to respond to appropriate questions.

Audit and All Other Fees

The following table presents fees for services rendered by Ernst & Young LLP, our independent registered public accounting firm, for 2015 and 2014 in the following categories:

	Years ended December 31,
	2015	2014

Audit Fees (1)	$201,454	$1,057,706
Tax Fees (2)	42,000	8,000
All Other Fees	—	—
	$243,454	$1,065,706

(1)                                 Audit fees consist of fees billed for professional services by Ernst & Young LLP for audit and quarterly review of our financial statements and review of our registration statement on Form S-1, and related services that are normally provided in connection with statutory and regulatory filings or engagements.

(2)                                 Tax fees consist of fees for professional services performed by Ernst & Young LLP with respect to tax compliance, tax advice and tax planning.

Policy on Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

Our audit committee has established a policy governing our use of the services of our independent registered public accounting firm. Under the policy, our audit committee is required to pre-approve all audit and permissible non-audit services performed by our independent registered public accounting firm in order to ensure that the provision of such services does not impair such accounting firm’s independence. All fees paid to Ernst & Young LLP during the years ended December 31, 2015 and 2014 were pre-approved by our audit committee.

The proposal to ratify the appointment of Ernst & Young requires the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on such proposal. Abstentions are considered present and entitled to vote with respect to this proposal and will, therefore, be treated as votes against this proposal. Broker non-votes with respect to this proposal will not be considered as present and entitled to vote on the proposal, which will therefore reduce the number of affirmative votes needed to approve this proposal.

THE BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE

APPOINTMENT OF ERNST & YOUNG AS THE COMPANY’S INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2016.

ADDITIONAL INFORMATION

Stockholders Sharing the Same Address

For stockholders who hold their shares through a bank, broker or other holder of record (a “Street-Name Stockholder”) and share a single address, if applicable, only one Notice or, if requested, a 2015 Annual Report and Proxy Statement, is being delivered to that address unless contrary instructions from any stockholder at that address were received. This practice, known as “householding”, is intended to reduce the Company’s printing and postage costs. However, any such Street-Name Stockholder residing at the same address who wishes to receive a separate copy of the Notice or, if requested, this Proxy Statement or accompanying 2015 Annual Report, may request a copy by contacting the bank, broker or other holder of record, or the Company by telephone at: (858) 550-0780 or by mail at 8910 University Center Lane, Suite 700, San Diego, California 92122. The voting instruction sent to a Street-Name Stockholder should provide information on how to request (1) householding of future Company materials, or (2) separate materials if only one set of documents is being sent to a household. If it does not, a stockholder who would like to make one of these requests should contact the Company as indicated above.

Communications with Directors

Our Board of Directors has adopted a formal process by which stockholders may communicate with the Board or any of its directors. Stockholders who wish to communicate with the Board may do so by sending send a written communication to the Board or such director c/o TRACON Pharmaceuticals, Inc., 8910 University Center Lane, Suite 700, San Diego, California 92122, Attn: Secretary.  Each communication must set forth:

•                  the name and address of the Company stockholder on whose behalf the communication is sent; and

•                  the number of Company shares that are owned beneficially by such stockholder as of the date of the communication.

Each communication will be reviewed by the Company’s Secretary to determine whether it is appropriate for presentation to the Board or such director.  Examples of inappropriate communications include advertisements, solicitations or hostile communications.  Communications determined by the Company’s Secretary to be appropriate for presentation to the Board or such director will be submitted to the Board or such director on a periodic basis.

Stockholder Proposals for 2017 Annual Meeting

Stockholders interested in submitting a proposal for inclusion in our proxy materials for our 2017 Annual Meeting of Stockholders must do so by sending such proposal to our Corporate Secretary at our principal executive offices at 8910 University Center Lane, Suite 700, San Diego, California 92122, Attention: Corporate Secretary. Under the SEC’s proxy rules, the deadline for submission of proposals to be included in our proxy materials for the 2017 Annual Meeting of Stockholders is December 22, 2016; provided, however, that, in the event that the Company holds the annual meeting of stockholders to be held in 2017 more than 30 days before or after the one-year anniversary date of our 2016 Annual Meeting, the Company will disclose the new deadline by which stockholders proposals must be received under Item 5 of our earliest possible Quarterly Report on Form 10-Q, or, if impracticable, by any means reasonably calculated to inform stockholders. In addition, stockholder proposals must otherwise comply with the requirements of Rule 14a-8 of the Exchange Act. Such proposals also must comply with SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Accordingly, in order for a stockholder proposal to be considered for inclusion in our proxy materials for the 2017 Annual Meeting of Stockholders, any such stockholder proposal must be received by our Corporate Secretary on or before December 22, 2016 (subject to Company adjustment as provided above), and comply with the procedures and requirements in Rule 14a-8 under the Exchange Act, as well as the applicable requirements of our Bylaws discussed below. Any stockholder proposal received after December 22, 2016 (or any Company-directed amended date as provided above) will be considered untimely, and will not be included in our proxy materials. In addition, stockholders interested in submitting a proposal outside of Rule 14a-8 must properly submit such a proposal in accordance with our Bylaws.

Advance Notice for Proposals for Business to be Discussed at the 2017 Annual Meeting

The Company’s Bylaws state the procedures for a stockholder to bring a stockholder proposal or nominate an individual to serve as a Director of the Board. The Company’s Bylaws provide that advance notice of a stockholder’s proposal or nomination of an individual to serve as a Director must be delivered to the Secretary of the Company at the Company’s principal executive offices not earlier than the 120th day prior to the anniversary of the previous year’s annual meeting of stockholders (i.e., February 1, 2017), nor later than the close of business on the 90th day prior to the anniversary of the previous year’s annual meeting of stockholders (i.e., March 3, 2017). However, the Bylaws also provide that, in the event that the date of the annual meeting is changed by more than 30 days from the previous year’s annual meeting as specified in the Company’s notice of meeting, this advance notice must be given not earlier than the 120th day, nor later than the close of business on the later of the 90th  day, prior to the date of such annual meeting, or the 10th  day following the day on which public announcement of the date of such annual meeting is first made by the Company.

A copy of our Bylaws may be obtained by written request to the Corporate Secretary at 8910 University Center Lane, Suite 700, San Diego, California 92122.

Annual Report

A copy of the Company’s Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 2015 is available without charge upon written request to: Corporate Secretary, TRACON Pharmaceuticals, Inc., 8910 University Center Lane, Suite 700, San Diego, CA 92122.

TRANSACTION OF OTHER BUSINESS

At the date of this Proxy Statement, the only business the Board intends to present or knows that others will present at the Annual Meeting is as set forth above. If any other matter or matters are properly brought before the meeting, or any adjournment thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.

By Order of the Board of Directors

Dr. Charles P. Theuer, M.D., Ph.D.
President and Chief Executive Officer

San Diego, California

April 21, 2016

YOUR VOTE IS IMPORTANT!

ALL STOCKHOLDERS ARE INVITED TO ATTEND THE TRACON PHARMACEUTICALS, INC. ANNUAL MEETING OF STOCKHOLDERS IN PERSON.  WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ENCOURAGE YOU TO READ THIS PROXY STATEMENT AND SUBMIT YOUR PROXY OR VOTING INSTRUCTIONS AS SOON AS POSSIBLE.  FOR SPECIFIC INSTRUCTIONS ON HOW TO VOTE YOUR SHARES, PLEASE REFER TO THE INSTRUCTIONS ON THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS (THE “NOTICE”) YOU RECEIVED IN THE MAIL, THE QUESTION “HOW DO I VOTE?”, OR, IF YOU REQUESTED PRINTED PROXY MATERIALS, YOUR ENCLOSED PROXY CARD. THIS WILL ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO EVEN IF YOU HAVE PREVIOUSLY SUBMITTED YOUR PROXY OR VOTING INSTRUCTIONS.

TRACON PHARMACEUTICALS, INC. 8910 UNIVERSITY CENTER LANE SUITE 700 SAN DIEGO, CA 92122

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	E09161-P78997	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.		DETACH AND RETURN THIS PORTION ONLY

TRACON PHARMACEUTICALS, INC.
The Board of Directors recommends you vote FOR the following Class I director to hold office until the 2019 Annual Stockholder Meeting:

	1.	Election of Director

`		Nominee:	For	Withhold

		1a. Stephen T. Worland, Ph.D.	☐	☐

	The Board of Directors recommends you vote FOR the following proposal:						For	Against	Abstain

	2.	To ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2016.					☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

	Signature [PLEASE SIGN WITHIN BOX]		Date		Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

E09162-P78997

TRACON PHARMACEUTICALS, INC.

Annual Meeting of Stockholders

June 1, 2016 8:00 AM

This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Dr. Charles P. Theuer and Patricia L. Bitar, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of TRACON PHARMACEUTICALS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 8:00 AM, PDT on June 1, 2016, at the Company's headquarters, 8910 University Center Lane, Suite 700, San Diego, California 92122, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side